Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
Financial Statements
December 31, 2012

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
INDEX
December 31, 2012

	Page	(s)
Report of Independent Auditors	1-2
Financial Statements
Statement of Assets, Liabilities and Partners' Capital	3
Schedule of Investments	4-6
Statement of Operations	7
Statement of Changes in Partners' Capital	8
Statement of Cash Flows	9
Notes to Financial Statements	10-17

Independent Auditor's Report

To the General and Limited Partners of Gurtin California Municipal Alpha Fund
(an investment Series of Gurtin Muni Alpha Funds, LP, a Delaware limited partnership):

We have audited the accompanying financial statements of the Gurtin California Municipal Alpha Fund (an Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware limited partnership) ("the Fund"), which comprise the statement of assets, liabilities and partners' capital, including the schedule of investments as of December 31, 2012, and the related statements of operations, of changes in partners' capital, and of cash flows for the year then ended

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004
T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Gurtin California Municipal Alpha Fund (an Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware limited partnership) at December 31, 2012, and the results of its operations, changes in its partners' capital and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

San Francisco, California
February 28, 2013

2

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL
December 31, 2012

Assets
Investments in securities, at fair value (cost $56,862,118)	$59,718,818
Cash and cash equivalents	10,907,596
Interest receivable	637,408
Prepaid expenses	51,939
Due from affiliate	1,658
Total assets	$71,317,419

Liabilities and Partners' Capital
Liabilities
Payable for securities purchased	$206,962
Accrued expenses	24,091
Total liabilities	231,053

Partners' Capital
General Partner	$585,887
Limited partners	70,500,479
Total partners' capital	71,086,366
Total liabilities and partners' capital	71,317,419

The accompanying notes are an integral part of these financial statements      3

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS
December 31, 2012

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities
Municipal Bonds
California
Abag Finance Authority for Nonprofit Corps, 5.125%, 5/15/2023	$500,000	$500,800	0.70%
Alameda Public Financing Authority, 5.25%, 7/1/2029	1,160,000	1,316,623	1.85
Anaheim Public Financing Authority, 5.00%, 10/1/2021	165,000	176,378	0.25
Bay Area Governments Association, 5.00%, 9/1/2024	510,000	548,928	0.77
Bret Harte Union High School District, 4.25%, 9/1/2020	290,000	297,879	0.42
California Health Facilities Financing Authority, 5.30%, 2/1/2032	200,000	200,278	0.28
California Infrastructure & Economic Development Bank, 5.00%, 8/15/2023	700,000	760,081	1.07
California Infrastructure & Economic Development Bank, 5.75%, 8/15/2029	500,000	561,640	0.79
California State Public Works Board, 5.00%, 11/1/2025	1,000,000	1,091,830	1.54
California State Public Works Board, 5.00%, 11/1/2031	500,000	534,440	0.75
California State Public Works Board, 5.00%, 12/1/2023	310,000	310,973	0.44
California State Public Works Board, 5.00%, 3/1/2027	840,000	841,193	1.18
California State Public Works Board, 5.00%, 4/1/2028	550,000	555,011	0.78
California State Public Works Board, 5.125%, 6/1/2029	250,000	258,858	0.36
California State Public Works Board, 5.40%, 3/1/2026	500,000	572,270	0.81
California State Public Works Board, 5.75%, 10/1/2030	1,000,000	1,182,270	1.66
California State Public Works Board, 6.00%, 4/1/2027	500,000	600,340	0.84
California State Public Works Board, 6.125%, 11/1/2029	600,000	733,290	1.03
California State University, 5.00%, 11/1/2029	500,000	530,970	0.75
California Statewide Communities Development Auth., 5.25%, 11/15/2023	440,000	447,735	0.63
California Statewide Communities Development Auth., 5.40%, 7/01/2031	2,000,000	2,056,620	2.89
Chino Valley Unified School District, 0.00%, 8/1/2026	1,000,000	531,725	0.75
City of Riverside CA, 5.00%, 9/1/2023	350,000	360,857	0.51
Clovis Public Financing Authority, 4.85%, 3/1/2015	750,000	752,258	1.06
Corona Public Financing Authority, 5.00%, 9/1/2021	250,000	268,668	0.38
Fairfield California Certificates Participation Water A, 0.00%, 4/1/2030	2,000,000	826,380	1.16
Fontana Public Finance Authority, 5.25%, 9/1/2019	1,255,000	1,349,727	1.90
Fontana Public Finance Authority, 5.25%, 9/1/2021	780,000	837,385	1.18
Fresno Public Water Authority, 5.25%, 6/1/2018	1,000,000	1,019,960	1.43
Golden State Tobacco Securitization Corp, 0.00%, 6/1/2024	890,000	582,572	0.82
Golden State Tobacco Securitization Corp, 4.60%, 6/1/2023	125,000	135,579	0.19
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2020	1,180,000	1,182,667	1.66
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2029	1,175,000	1,177,139	1.66
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2030	900,000	907,920	1.28
Jurupa Unified School District, 5.00%, 8/1/2028	825,000	847,415	1.19
Kings Canyon Joint Unified School District, 0.00%, 8/1/2022	1,000,000	701,770	0.99
Live Oak Unified School District, 4.90%, 8/1/2029	315,000	322,078	0.45

The accompanying notes are an integral part of these financial statements      4

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
California (continued)
L.A. County Public Works Financing Authority, 5.00%, 12/1/2026	$655,000	$712,725	1.00%
L.A. County Public Works Financing Authority, 5.00%, 6/1/2021	230,000	230,743	0.32
L.A. County Schools Regionalized Business Serv. Corp, 4.75%, 6/1/2027	1,150,000	1,199,232	1.69
L.A. County Schools Regionalized Business Serv. Corp, 5.00%, 6/1/2019	250,000	275,425	0.39
Los Angeles Municipal Improvement Corp, 5.00%, 1/1/2028	1,000,000	1,058,990	1.49
Magnolia California School District, 5.00%, 8/1/2031	550,000	573,513	0.81
Modesto Irrigation District Financing Authority, 0.788%, 9/1/2027	3,185,000	2,657,150	3.74
Mount Diablo California Unified School District, 5.00%, 6/1/2029	170,000	179,549	0.25
Natomas Unified School District California, 5.00%, 8/1/2028	735,000	754,191	1.06
Natomas Unified School District California, 5.00%, 9/1/2027	975,000	995,251	1.40
Oakland Unified School District Alameda County, 5.00%, 8/1/2026	1,335,000	1,338,978	1.88
Oxnard School District, 5.75%, 8/1/2030	700,000	825,475	1.16
Placentia-Yorba Linda Unified School District, 5.00%, 10/1/2030	400,000	416,752	0.59
Richmond Joint Powers Financing Authority, 5.75%, 8/1/2029	565,000	651,711	0.92
Richmond Joint Powers Financing Authority, 6.25%, 7/1/2024	550,000	647,570	0.91
Riverside County Asset Leasing Corp, 0.00%, 6/1/2020	365,000	270,633	0.38
Riverside County Asset Leasing Corp, 0.00%, 6/1/2022	1,000,000	645,690	0.91
Sacramento California City Financing Authority, 5.25%, 12/1/2024	250,000	296,503	0.42
Sacramento California City Financing Authority, 5.25%, 12/1/2026	500,000	592,335	0.83
Salinas Union High School District, 0.00%, 10/1/2024	1,200,000	733,584	1.03
San Bernardino Irrigation District Financing Authority, 5.00%, 2/1/2017	275,000	275,470	0.39
San Bernardino California Certificates Participation, 4.75%, 8/1/2028	1,155,000	1,156,686	1.63
San Bernardino California Certificates Participation, 5.00%, 8/1/2028	1,000,000	1,000,800	1.41
San Francisco City & County Airports Commission, 4.90%, 5/1/2029	420,000	479,203	0.67
San Francisco Community College District, 5.375%, 6/15/2021	1,550,000	1,556,247	2.19
San Jose California City Financing Authority, 5.00%, 6/1/2032	1,000,000	1,003,090	1.41
San Jose Evergreen Community College District, 0.00%, 9/1/2028	650,000	295,861	0.42
San Juan Unified School District, 5.00%, 8/1/2027	750,000	805,448	1.13
San Mateo Union High School District, 0.00%, 9/1/2025	1,000,000	577,510	0.81
Santa Clara County Board of Education, 5.00%, 4/1/2025	1,000,000	1,002,020	1.41
Saugus/Hart School Facilities Financing Authority, 5.125%, 9/1/2026	500,000	528,465	0.74
Saugus/Hart School Facilities Financing Authority, 5.25%, 9/1/2027	190,000	198,666	0.28
Shasta California Joint Powers Financing Authority, 5.25%, 4/1/2023	300,000	302,760	0.43
State of California, 5.00%, 10/1/2028	5,000	5,017	0.01
State of California, 5.00%, 2/1/2025	35,000	35,115	0.05
State of California, 5.125%, 10/1/2027	135,000	135,432	0.19

The accompanying notes are an integral part of these financial statements      5

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
California (continued)
State of California, 5.50%, 11/1/2033	$2,180,000	$2,259,962	3.18%
State of California, 5.75%, 5/1/2030	170,000	170,631	0.24
Stockton-East Water District, 0.00%, 4/1/2021	3,275,000	2,010,392	2.83
Stockton-East Water District, 0.00%, 4/1/2025	2,000,000	959,260	1.35
Sweetwater California Union High School District, 5.00%, 9/1/2020	725,000	756,936	1.06
Town of Colma CA, 5.00%, 5/1/2033	2,250,000	2,259,248	3.18
Victor Valley Community College District, 5.375%, 8/1/2029	250,000	290,083	0.41
Walnut Valley Unified School District, 0.00%, 8/1/2027	1,355,000	716,009	1.01
Total California (cost $56,862,118)		59,718,818	84.01
Total Municipal Bonds (cost $56,862,118)		59,718,818	84.01
Total Investments in Securities (cost $56,862,118)		59,718,818	84.01%

		Percentage of
		Partners'
Portfolio Breakdown of Municipal Bonds by Sector	Fair Value	Capital
Airport	$479,203	0.68%
City	9,717,485	13.67
Community College	2,142,191	3.01
County	4,017,277	5.65
Essential Service Revenue	9,241,613	13.00
Higher Education - Public	2,753,551	3.88
Prefunded / Escrowed to Maturity	3,396,378	4.78
School District	14,246,729	20.04
State	11,667,771	16.41
State Housing Finance Agency	2,056,620	2.89
Total Investments in Securities	$59,718,818	84.01%

The accompanying notes are an integral part of these financial statements      6

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

Investment Income
Interest	$2,712,446
Dividends	684
Total investment income	2,713,130

Expenses
Management fees	198,214
Professional fees	88,202
Other expenses	18,899
Total expenses	305,315
Management fees waived	(27,115)
Net expenses	278,200
Net investment income	2,434,930

Net realized gain and change in unrealized appreciation on investments
Net realized gain on investments	25,232
Net change in unrealized appreciation on investments	1,721,176
Net realized gain and change in unrealized appreciation on investments	1,746,408
Net increase in partners' capital resulting from operations	$4,181,338

The accompanying notes are an integral part of these financial statements      7

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CHANGES IN PARTNERS' CAPITAL
For the Year Ended December 31, 2012

	General	Limited
	Partner	Partners	Total
Operations
Net investment income	$23,418	$2,411,512	$2,434,930
Net realized gain on investments	221	25,011	25,232
Net change in unrealized appreciation on investments	16,501	1,704,675	1,721,176
Net increase in partners' capital resulting from operations	40,140	4,141,198	4,181,338

Capital transactions
Capital contributions	-	21,148,115	21,148,115
Capital distributions and withdrawals	-	(8,346,347)	(8,346,347)
Net increase in partners' capital	40,140	16,942,966	16,983,106

Partners' capital
Beginning of year	545,747	53,557,513	54,103,260
End of year	$585,887	$70,500,479	$71,086,366

The accompanying notes are an integral part of these financial statements      8

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012

Cash flows from operating activities
Net increase in partners' capital resulting from operations	$4,181,338
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Net realized gain on investments	(25,232)
Net change in unrealized appreciation on investments	(1,721,176)
Purchases of investments	(26,520,866)
Sales of investments	16,629,828
Amortization of fixed income security premiums and discounts	(391,333)
Changes in operating assets and liabilities:
Interest receivable	(96,821)
Prepaid expenses	7,972
Due from affiliate	3,522
Accrued expenses	10,844
Net cash used in operating activities	(7,921,924)

Cash flows from financing activities
Capital contributions	21,148,115
Capital distributions and withdrawals	(8,346,347)
Net cash provided by financing activities	12,801,768
Net increase in cash and cash equivalents	4,879,844
Cash and cash equivalents, beginning of year	6,027,752
Cash and cash equivalents, end of year	$10,907,596

The accompanying notes are an integral part of these financial statements      9

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS
December 31, 2012
1. Nature of Operations

The Gurtin California Municipal Alpha Fund (the "California Fund") is an investment series of Gurtin Muni Alpha Funds, LP (the "Partnership"). The Partnership commenced operations on May 3, 2010 and is a Delaware limited partnership, of which Gurtin Fixed Income Funds GP, LLC, a Delaware limited liability company, is the general partner (the "General Partner"). Gurtin Fixed Income Management, LLC, a Delaware limited liability company (the "Investment Manager"), is the investment manager for the Partnership. The Partnership will continue from year-to-year and shall only be dissolved as set forth in the limited partnership agreement (the "Agreement") except as otherwise required by law.

The Partnership offers limited partnership interests in the California Fund to qualified limited partners who wish to invest in a collective investment vehicle focused on investments in tax-exempt securities. The investment objective of the California Fund is to provide income exempt from regular Federal income tax and California state personal income tax while preserving capital and liquidity. The California Fund pursues this objective primarily by investing in Federal and California state tax-exempt, high quality municipal securities of all types that the Investment Manager believes provide opportunistic yields. There is no assurance that the California Fund will achieve its investment objective.

The Partnership has entered into a prime brokerage agreement with a large, U.S. based, financial institution to provide custody services on behalf of the California Fund.

Vastardis Fund Services LLC (the "Administrator") is the administrator for the Partnership and provides full service outsourced accounting and tax services.

Investment in the California Fund may be deemed speculative and involves significant risk factors and is suitable only for sophisticated investors who have limited need for liquidity in their investment and can accept a high degree of risk in their investment.

2. Summary of Significant Accounting Policies
Basis of Accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") using the accrual basis of accounting. The following is a summary of the California Fund's significant accounting policies.

Securities Transactions and Investment Income

Securities held by the California Fund are primarily comprised of fixed income securities. The cost basis and fair values of these securities as of December 31, 2012, are reported in the aggregate in the statement of assets, liabilities and partners' capital and are listed and categorized in the schedule of investments. The net change in the difference between the cost basis of securities and their fair values for the year presented is reported as the net change in unrealized appreciation on investments in the statement of operations.

Securities that are listed on any recognized exchange and are freely transferable shall be valued at their last sales price on the exchange that the General Partner determines is the principal exchange or, if no sales

10

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
2. Summary of Significant Accounting Policies (continued)
Securities Transactions and Investment Income (continued)

occurred on that date, at the "bid" price at the close of business on that date if held long, and if sold short, at the "ask" price at the close of business on that date. For securities that are not listed on a recognized exchange, the General Partner values the security based on quotations obtained from recognized pricing services or other sources deemed relevant, and are valued based on one or more of the "bid" or "ask" quotations, or at ascertainable prices at the close of business on such day. Market quotations are generally based on valuation pricing models or market transactions of similar securities adjusted for security-specific factors.

Interest income is recognized on an accrual basis. Premiums or discounts on fixed income securities are amortized over the period to maturity or call of the security on an effective yield basis.

The California Fund records its investment transactions on a trade date basis. Realized gains and losses from investment transactions are determined on a specific-cost identification basis and are measured as the difference between net proceeds received and the cost basis of the security at time of sale or disposition.

Cash and Cash Equivalents

The General Partner considers all highly liquid investments with original maturities of three months or less at the time of purchase as cash equivalents. At December 31, 2012, cash equivalents consisted of investments in cash management commingled funds managed by an unaffiliated manager, which are valued at fair value as reported by the manager, its administrator or custodian.

Operating Expenses

The California Fund is responsible for all expenses related to the administration, operations and activities of the Partnership that are attributable to the particular investment series, including fees and expenses incurred in connection with administration, custody, legal services, internal and external accounting, insurance, taxes, trading-related expenses and other out-of-pocket expenses. Partnership expenses not specifically attributable to a particular investment series are allocated among all series on an equitable basis, as determined by the General Partner.

Organizational Costs

Included in prepaid expenses on the statement of assets, liabilities, and partners' capital are $41,939 of organizational costs which have been capitalized and will be amortized on a straight-line basis over five years in accordance with the Agreement. Management has determined that the impact of these organizational costs on the financial statements for the year presented is immaterial.

Income Taxes

As a partnership, the Partnership and the California Fund as an investment series of the Partnership, are not subject to U.S. Federal income taxes; each partner is individually liable for income taxes, if any, on its share of the Partnership's net taxable income.

11

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)

The General Partner accounts for uncertainty in tax positions in accordance with U.S. GAAP, which requires the General Partner to determine whether a tax position of the California Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The General Partner has determined that there was no effect on the financial statements from the application of this authoritative guidance.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, and local jurisdictions, where applicable. As of December 31, 2012, the Partnership remains subject to examination by various tax jurisdictions under their respective statutes of limitations from the year 2010 forward. There are currently no examinations being conducted of the Partnership by the Internal Revenue Service ("IRS") or any other taxing authority.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Fair Value Measurements

The fair value of an asset or liability is defined as the price that would have been received to sell an asset or paid to transfer a liability to an independent buyer or independent transferee in an orderly transaction in the principal or most advantageous market in which that sale or transfer would be transacted. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The California Fund's assets and liabilities, which are measured and reported at fair value, have been categorized into the following three hierarchical levels based upon the inputs utilized in making their determinations:

Level 1 - Quoted prices in active markets for identical assets or liabilities;

Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), including inputs from markets that are not considered to be active;

Level 3 - Significant unobservable inputs (including the General Partner's own assumptions in determining the fair value of an investment).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price

12

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
3. Fair Value Measurements (continued)

information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include cash equivalents. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments classified within Level 2 are valued using unadjusted quoted prices for identical or similar securities in non-active markets, obtained from qualified independent third party providers. Non-active markets are defined as those securities for which few transactions take place, prices are not current or price quotations vary substantially over time and/or between market makers. These commonly include municipal bonds. As Level 2 investments include positions that are not traded in active markets, valuations may be adjusted to reflect illiquidity, which are generally based on available market information. The General Partner obtains month-end unadjusted quoted prices for all municipal bonds held in the California Fund from two independent third party providers. When the unadjusted quoted prices reported by the two providers for a security differ by five percent or more, the fair value measurement for that security is considered to be the average of the two prices reported.

The following table summarizes the California Fund's assets subject to classification within the above fair value hierarchy levels as of December 31, 2012.

	Level 1	Level 2	Level 3	Total
Assets:
Cash Equivalents	$8,602,448	$-	$-	$8,602,448
Municipal Bonds:
Airport	-	479,203	-	479,203
City	-	9,717,485	-	9,717,485
Community College	-	2,142,191	-	2,142,191
County	-	4,017,277	-	4,017,277
Essential Service Revenue	-	9,241,613	-	9,241,613
Higher Education - Public	-	2,753,551	-	2,753,551
Prefunded/Escrowed to Maturity	-	3,396,378	-	3,396,378
School District	-	14,246,729	-	14,246,729
State	-	11,667,771	-	11,667,771
State Housing Fin. Agency	-	2,056,620	-	2,056,620
Total Assets	$8,602,448	$59,718,818	$-	$68,321,266

13

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
3. Fair Value Measurements (continued)

Throughout the year, there were no investments valued utilizing significant unobservable inputs. As a result, there are no Level 3 measurements during the year ended December 31, 2012. There were no significant transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2012.

4. Partners' Capital

Limited partner capital contributions may be accepted at the discretion of the General Partner, generally as of the last business day of a calendar month based on the net asset value of the California Fund determined as of the close of business. The General Partner is not required to make capital contributions to the Partnership or California Fund, but may do so in its sole discretion.

The General Partner is responsible for making all determinations, in its sole and absolute discretion, of the amounts, timing, and type of all distributions. All such distributions shall be made pro rata in proportion to each partner's capital account with respect to the California Fund as of the close of business on the last business day of a calendar month. Limited partners may elect to receive a quarterly distribution of 1.125% of their capital account as of the quarters ended December 31, March 31, and June 30, effective and payable on the last business day of the month following such quarter. An annual distribution as of September 30 of cumulative net investment income plus or minus net realized gains or losses, allocated to the capital account and less quarterly distributions since the date of electing to participate in the quarterly distribution program, effective and payable on the last business day of the month following such quarter. For the year ended December 31, 2012, capital distributions paid were $582,161.

Withdrawals of limited partnership interests are not permitted during the six-month period immediately following a limited partner's initial capital contribution. After such period, limited partners may withdraw all or any portion of their capital account upon fifteen (15) days advance written notice to the General Partner effective as of the close of business on the next valuation date. Withdrawals by limited partners may be subject to other requirements and restrictions in accordance with the terms of the Agreement. For the year ended December 31, 2012, capital withdrawals paid were $7,764,186.

As of December 31, 2012, 18.3% of the California Fund's total partners' capital is held by one limited partner.

5. Allocation of Net Profits and Losses

In accordance with the Agreement, net profits or net losses from the California Fund will be allocated only to the capital accounts of the partners that participate in the California Fund series of partnership interest. The allocation of net profits or net losses occurs at the end of each calendar month and is allocated to California Fund partners in proportion to their respective capital account balances as of the beginning of the calendar month.

6. Management Fee

As of the last business day of each month, the Investment Manager receives a management fee, in arrears, for investment management services provided to the California Fund (the "Management Fee"). The Management Fee is calculated for limited partners with a net capital account balance in all investment series of the Partnership as of the last business day of each calendar month as follows:

14

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
6. Management Fee (continued)

Net capital account balance	Monthly Rate	Per Annum
Less than three million dollars	0.02917%	0.35%
At least three million dollars but below ten million dollars	0.02500%	0.30%
At least ten million dollars	0.02083%	0.25%

In accordance with the Agreement, the General Partner may reduce, waive or calculate differently the Management Fee with respect to any limited partner. The General Partner has created a voluntary expense limitation policy whereby cumulative qualifying operating expenses allocated to each partner are limited to 0.13% of each partner's average capital balance over the 12 months of the expense limitation period (the "Voluntary Expense Limitation"). As a cumulative computation, the amount of fees waived for any partner could change from month to month during the expense limitation period.

On May 25, 2011, the General Partner extended the Voluntary Expense Limitation to be in effect for a second year for the period April 30, 2011 through and including April 30, 2012. For the period April 30, 2011 through and including April 30, 2012, the Investment Manager earned gross Management Fees totaling $149,491, and waived Management Fees of $43,913, resulting in net Management Fees of $105,578.

On May 18, 2012, the General Partner extended the Voluntary Expense Limitation to be in effect for a third year for the period April 30, 2012 through and including April 30, 2013. For the period April 30, 2012 through December 31, 2012, the Investment Manager earned gross Management Fees totaling $138,410, and waived Management Fees of $17,851, resulting in net Management Fees of $120,559. For the year ended December 31, 2012, the Investment Manager earned gross Management Fees totaling $198,214, and waived Management Fees of $27,115, resulting in net Management Fees of $171,099.

The General Partner provides for and bears its own operating expenses such as salaries, rent, and other expenses. Certain operating expenses for accounting, tax, legal and other services are expenses of the Partnership.

7. Administration Fees

The Administrator provides various services to the Partnership with respect to recordkeeping, accounting, financial reporting, tax, and general administration. The California Fund pays the Administrator a fee customary for services of the type rendered by the Administrator and is included in professional fees on the statement of operations.

8. Related Party Transactions

An affiliate of the General Partner is invested in the California Fund through one limited partner account with a capital balance of $1,164,587 at December 31, 2012.

15

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
9. Indemnifications

The Partnership has provided general indemnifications to the General Partner, Investment Manager, and their respective principals, members, managers, officers, employees, agents, the Administrator and other affiliates, when they act in good faith in the best interests of the California Fund. The General Partner is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

10. Business Risks

In the normal course of its business, the California Fund enters into transactions in various municipal securities that expose it to various risks. The maximum loss is limited to the California Fund's invested capital.

Market risk is the potential loss the California Fund may incur as a result of changes in the market or fair value of a particular financial instrument. The California Fund's exposure to market risk is determined by a number of factors, including the size, composition, diversification of positions held, interest rates and market volatility. The California Fund attempts to limit its market risk through active portfolio management, which encompasses security selection, portfolio construction and risk management.

Credit risk represents the potential loss that the California Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the California Fund. Credit risk arises from investment activities in debt securities. To manage this risk, the Investment Manager seeks to diversify the California Fund's portfolio with respect to specific sectors and asset classes.

Interest rate risk is the risk that the securities in the California Fund's portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. As the California Fund seeks to maintain a relatively long average duration and maturity, the California Fund may carry more risk and price volatility than a fund that is managed to a shorter average duration and maturity.

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the California Fund. The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the California Fund. In addition, securities markets are subject to comprehensive statutes, regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the California Fund could be substantial and adverse.

The California Fund maintains a custody account with the prime broker. Although the General Partner monitors the prime broker and believes that it is an appropriate custodian, there is no guarantee that the prime broker, or any other custodian that the California Fund may use from time to time, will not become insolvent. While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of California Fund assets, the California Fund would not incur losses due to its assets being unavailable for a period of time or, ultimately result in less than full recovery of its assets,

16

Gurtin California Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
10. Business Risks (continued)

or both. Because substantially all of the California Fund's assets are custodied with a single prime broker, such losses could be significant and could materially impair the ability of the California Fund to achieve its investment objective.

11. Financial Highlights

The following are the financial highlights of the California Fund for the year ended December 31, 2012.

Total return	7.07%
Ratios to average limited partners' capital:
Expenses	0.44%
Net investment income	3.83%

Total return is calculated for the year based on the change in limited partners' capital taken as a whole, adjusted for cash flows related to capital contributions, withdrawals or distributions. An individual limited partner's return may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

The ratios to average limited partners' capital are calculated for the year using the time-weighted average limited partners' capital taken as a whole.

The expense ratio is based on the limited partners' proportionate share of the California Fund's net expenses reported in the statement of operations. The net investment income ratio is based on the limited partners' proportionate share of the California Fund's net investment income reported in the statement of operations. An individual limited partner's ratio may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

As discussed in Note 6, the Investment Manager agreed to extend the Voluntary Expense Limitation to be in effect during the year presented. Qualifying expenses, which represent a portion of the total operating expenses reported in the financial statements, exceeded the cumulative Voluntary Expense Limitation for their respective periods (see Note 6) during the year presented and, accordingly, the Investment Manager waived Management Fees equal to the amount by which the qualifying expenses exceeded the related thresholds. The expenses and net investment income ratios shown above are presented net of the waived Management Fees, which were 0.04% of average limited partners' capital.

12. Subsequent Events

The General Partner has evaluated subsequent events through February 28, 2013, which is the date these financial statements were available to be issued, and has determined that except as set forth below, there are no subsequent events that require disclosure.

The California Fund recorded $2,917,818 of limited partner contributions, and paid distributions of $130,716 in January 2013.

As of February 28, 2013, the General Partner changed the California Fund's name to Gurtin California Municipal Value Fund.

17

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
Financial Statements
December 31, 2012

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
INDEX
December 31, 2012

	Page	(s)
Report of Independent Auditors	1-2
Financial Statements
Statement of Assets, Liabilities and Partners' Capital	3
Schedule of Investments	4-7
Statement of Operations	8
Statement of Changes in Partners' Capital	9
Statement of Cash Flows	10
Notes to Financial Statements	11-18

Report of Independent Auditors

Independent Auditor's Report

To the General and Limited Partners of Gurtin National Municipal Alpha Fund
(an investment Series of Gurtin Muni Alpha Funds, LP, a Delaware limited partnership):

We have audited the accompanying financial statements of the Gurtin National Municipal Alpha Fund (an Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware limited partnership) ("the Fund"), which comprise the statement of assets, liabilities and partners' capital, including the schedule of investments as of December 31, 2012, and the related statements of operations, of changes in partners' capital, and of cash flows for the year then ended

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004
T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

1

Report of Independent Auditors

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Gurtin National Municipal Alpha Fund (an Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware limited partnership) at December 31, 2012, and the results of its operations, changes in its partners' capital and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

San Francisco, California
February 28, 2013

2

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL
December 31, 2012

Assets
Investments in securities, at fair value (cost $44,293,271)	$46,807,007
Cash and cash equivalents	7,207,641
Interest receivable	477,092
Prepaid expenses	51,939
Due from affiliate	2,359
Total assets	$54,546,038

Liabilities and Partners' Capital
Liabilities
Contributions received in advance	$250,000
Payable for securities purchased	20,000
Accrued expenses	17,816
Total liabilities	287,816

Partners' Capital
General Partner	$584,361
Limited partners	53,673,861
Total partners' capital	54,258,222
Total liabilities and partners' capital	54,546,038

The accompanying notes are an integral part of these financial statements.      3

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS
December 31, 2012

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities
Municipal Bonds
Arkansas
Arkansas Development Fin. Auth., 5.55%, 4/01/2021 (cost $112,523)	$110,000	$112,459	0.21%
Arizona
County of Pinal AZ, 5.00%, 12/1/2029	1,160,000	1,235,365	2.28
Salt River Project Agr. Improve. & Power District, 5.00%, 1/1/2031	100,000	100,000	0.18
Total Arizona (cost $1,255,613)		1,335,365	2.46
California
California Health Facilities Financing Authority, 5.00%, 7/1/2026	740,000	776,771	1.43
California Infrastructure & Econ. Develop. Bank, 5.00%, 8/15/2023	350,000	380,041	0.70
California State Public Works Board, 5.00%, 11/1/2025	1,000,000	1,091,830	2.01
California State Public Works Board, 5.125%, 6/1/2029	250,000	258,858	0.48
California State Public Works Board, 5.40%, 10/1/2022	500,000	501,855	0.92
California State Public Works Board, 5.625%, 3/1/2030	500,000	574,320	1.06
California State University, 5.00%, 11/1/2029	500,000	530,970	0.98
City of Fairfield CA, 0.00%, 4/1/2030	1,000,000	413,190	0.76
County of San Bernardino CA, 5.00%, 8/01/2028	530,000	530,424	0.98
Golden State Tobacco Securitization Corp, 0.00%, 6/1/2024	625,000	409,109	0.75
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2021	825,000	826,865	1.52
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2029	1,075,000	1,076,957	1.98
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2030	705,000	711,204	1.31
Long Beach Bond Finance Authority, 5.25%, 11/1/2020	350,000	350,095	0.65
Los Angeles County Public Works Fin. Authority, 5.00%, 12/1/2017	50,000	55,117	0.10
Los Angeles County Public Works Fin. Authority, 5.00%, 12/1/2025	200,000	218,486	0.40
Los Angeles Municipal Improvement Corp, 5.00%, 1/1/2028	780,000	826,012	1.52
Magnolia School District CA, 5.00%, 8/1/2031	550,000	573,513	1.06
Modesto Irrigation District Financing Authority, 0.788%, 09/01/2027	1,000,000	834,270	1.55
Moreland School District, 0.00%, 08/01/2027	1,000,000	471,780	0.87
Natomas Unified School District, 5.00%, 8/1/2028	500,000	513,055	0.95
Richmond Joint Powers Financing Authority, 5.75%, 8/1/2029	300,000	346,041	0.64
Shasta Joint Powers Financing Authority, 5.25%, 4/1/2023	375,000	378,450	0.70
State of California, 5.00%, 2/1/2025	25,000	25,082	0.05
State of California, 5.125%, 10/1/2027	130,000	130,416	0.24
Stockton East Water District, 0.00%, 4/01/2020	1,500,000	979,110	1.80
Stockton East Water District, 0.00%, 4/01/2026	2,200,000	992,420	1.83
Sweetwater Union High School District, 5.00%, 9/1/2020	500,000	522,025	0.96
Victor Valley Community College District, 5.375%, 8/1/2029	250,000	290,083	0.53
Total California (cost $14,879,152)		15,588,349	28.73
Florida
County of Miami-Dade FL Seaport Revenue, 5.75%, 10/1/2015	150,000	150,666	0.28
Florida Department of Children & Families, 5.00%, 10/1/2025	1,500,000	1,636,320	3.01
Total Florida (cost $1,684,834)		1,786,986	3.29

The accompanying notes are an integral part of these financial statements.      4

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
Illinois
Chicago Park District, 5.00%, 1/1/2026	$500,000	$583,885	1.08%
Chicago Park District, 5.00%, 1/1/2027	500,000	580,920	1.07
Illinois Finance Authority, 6.25%, 11/1/2028	500,000	600,565	1.11
Kane Cnty Comm. Unit School Dist. No 304 IL, 5.00%, 1/1/2027	920,000	1,021,476	1.88
Kane Kend. Etc Cnty Comm. Coll. Dist. No 516 IL, 0.00%, 12/15/2021	850,000	565,080	1.04
Metropolitan Pier & Exposition Authority, 5.55%, 6/15/2021	550,000	638,545	1.18
Metropolitan Pier & Exposition Authority, 5.50%, 12/15/2023	740,000	887,460	1.64
State of Illinois, 5.00%, 6/15/2029	160,000	172,845	0.32
State of Illinois, 5.25%, 6/15/2025	1,000,000	1,022,180	1.88
State of Illinois, 5.25%, 6/15/2028	1,000,000	1,018,880	1.87
State of Illinois, 6.00%, 6/15/2023	200,000	266,646	0.49
State of Illinois, 6.00%, 6/15/2025	165,000	225,245	0.42
Township of Campton IL, 4.90%, 12/15/2019	500,000	501,475	0.92
Total Illinois (cost $7,397,346)		8,085,202	14.90
Kentucky
Kentucky Housing Corp, 5.40%, 7/1/2029 (cost $260,282)	250,000	263,210	0.49
Maine
Maine Municipal Bond Bank, 5.85% due 11/01/2020 (cost $737,643)	735,000	736,132	1.36
Massachusetts
City of Lawrence MA, 5.60%, 3/15/2015 (cost $260,339)	260,000	260,978	0.48
Michigan
Michigan State Building Authority, 5.00%, 10/15/2025	500,000	546,040	1.01
Michigan State Building Authority, 5.00%, 10/15/2028	500,000	542,605	1.00
Michigan State Building Authority, 5.00%, 10/15/2029	1,520,000	1,561,314	2.87
Total Michigan (cost $2,553,096)		2,649,959	4.88
Missouri
St. Louis Municipal Finance Corp, 5.00%, 2/15/2019	450,000	489,834	0.90
St. Louis Municipal Finance Corp, 5.00%, 2/15/2023	265,000	281,290	0.52
Total Missouri (cost $727,252)		771,124	1.42
Nebraska
Nebraska Investment Fin. Auth., 4.85%, 9/1/2022 (cost $400,000)	400,000	456,704	0.84
Nevada
Nevada Housing Division, 5.85%, 10/01/2020	145,000	146,243	0.27
State of Nevada, 5.00%, 5/15/2028	550,000	551,595	1.02
Total Nevada (cost $699,806)		697,838	1.29
New Jersey
County of Hudson NJ, 5.00%, 12/1/2021	750,000	771,653	1.42
NJ Transportation Trust Fund Authority, 5.00%, 12/15/2024	500,000	612,915	1.13
State of New Jersey, 5.25%, 6/15/2023	750,000	871,673	1.61
Total New Jersey (cost $2,032,216)		2,256,241	4.16

The accompanying notes are an integral part of these financial statements.      5

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
New York
New York State Dormitory Authority, 5.75%, 2/15/2015	$50,000	$50,283	0.09%
New York State Dormitory Authority, 5.75%, 2/15/2019	50,000	50,232	0.09
Rensselaer City School District, 5.00%, 6/1/2026	1,000,000	1,048,180	1.93
Tobacco Settlement Financing Corp/NY, 5.50%, 6/01/2019	1,645,000	1,679,677	3.10
Triborough Bridge & Tunnel Authority, 5.125%, 11/15/2026	1,000,000	1,040,610	1.92
Total New York (cost $3,845,874)		3,868,982	7.13
Oregon
OR Housing & Comm. Serv. Dept., 5.05%, 7/1/2026 (cost $436,007)	435,000	462,910	0.85
Pennsylvania
Montgomery County Ind. Dev. Authority PA, 5.00%, 8/1/2024	750,000	868,350	1.60
Southeastern Pennsylvania Transportation Authority, 5.00%, 3/1/2028	420,000	480,778	0.89
Total Pennsylvania (cost $1,179,264)		1,349,128	2.49
South Carolina
Medical University Hospital Authority, 4.85%, 8/15/2026	500,000	535,435	0.99
Medical University Hospital Authority, 5.25%, 2/15/2022	300,000	323,196	0.60
Medical University Hospital Authority, 5.25%, 8/15/2021	700,000	754,124	1.38
Medical University Hospital Authority, 5.25%, 8/15/2023	100,000	107,732	0.20
Medical University Hospital Authority, 5.25%, 8/15/2024	100,000	107,732	0.20
Medical University Hospital Authority, 5.25%, 8/15/2025	100,000	107,732	0.20
Total South Carolina (cost $1,801,349)		1,935,951	3.57
Texas
Judson Independent School District, 5.00% 2/01/2030	340,000	341,170	0.63
Leander Independent School District, 5.00%, 8/15/2032	500,000	501,650	0.92
Total Texas (cost $853,092)		842,820	1.55
Washington
Central Puget Sound Regional Transit Authority, 4.75%, 2/1/2028	1,485,000	1,505,077	2.77
State of Washington, 5.35%, 7/1/2027	415,000	471,847	0.87
State of Washington, 5.45%, 7/1/2028	250,000	284,875	0.53
Total Washington (cost $2,173,467)		2,261,799	4.17
Wisconsin
Central Brown Cnty Water Auth., 5.00%, 12/1/2030 (cost $1,004,116)	1,000,000	1,084,870	2.00
Total Municipal Bonds (cost $44,293,271)		46,807,007	86.27
Total Investments in Securities (cost $44,293,271)		$46,807,007	86.27%

The accompanying notes are an integral part of these financial statements.      6

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

		Percentage of
		Partners'
Portfolio Breakdown of Municipal Bonds by Sector	Fair Value	Capital
City	$2,794,747	5.15%
Community College	855,163	1.57
County	2,811,045	5.18
Essential Service Revenue	4,303,860	7.93
Health Care - Not for Profit	600,565	1.11
Higher Education - Public	2,168,005	3.99
Port	150,666	0.28
Prefunded / Escrowed to Maturity	2,945,371	5.43
School District	4,324,710	7.97
Special District	1,164,805	2.15
State	18,615,597	34.31
State Bond Bank	736,132	1.36
State Housing Finance Agency	1,441,526	2.66
Transportation	3,026,465	5.58
U.S. Government Insured Mortgage	868,350	1.60
Total Investments in Securities	$46,807,007	86.27%

The accompanying notes are an integral part of these financial statements.      7

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

Investment Income
Interest	$2,159,275
Dividends	412
Total investment income	2,159,687

Expenses
Management fees	157,324
Professional fees	78,153
Other expenses	18,899
Total expenses	254,376
Management fees waived	(30,153)
Net expenses	224,223
Net investment income	1,935,464

Net realized gain and change in unrealized appreciation on investments
Net realized gain on investments	274,059
Net change in unrealized appreciation on investments	897,445
Net realized gain and change in unrealized appreciation on investments	1,171,504
Net increase in partners' capital resulting from operations	$3,106,968

The accompanying notes are an integral part of these financial statements.      8

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CHANGES IN PARTNERS' CAPITAL
For the Year Ended December 31, 2012

	General	Limited
	Partner	Partners	Total
Operations
Net investment income	$23,074	$1,912,390	$1,935,464
Net realized gain on investments	2,990	271,069	274,059
Net change in unrealized appreciation on investments	9,982	887,463	897,445
Net increase in partners' capital resulting from operations	36,046	3,070,922	3,106,968

Capital transactions
Capital contributions	-	6,547,500	6,547,500
Capital distributions and withdrawals	-	(4,252,274)	(4,252,274)
Net increase in partners' capital	36,046	5,366,148	5,402,194

Partners' capital
Beginning of year	548,315	48,307,713	48,856,028
End of year	$584,361	$53,673,861	$54,258,222

The accompanying notes are an integral part of these financial statements.      9

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012

Cash flows from operating activities
Net increase in partners' capital resulting from operations	$3,106,968
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(274,059)
Net change in unrealized appreciation on investments	(897,445)
Purchases of investments	(14,294,012)
Sales of investments	16,771,088
Amortization of fixed income security premiums and discounts	(67,778)
Changes in operating assets and liabilities:
Interest receivable	110,846
Prepaid expenses	7,974
Due from affiliate	2,892
Accrued expenses	5,528
Net cash provided by operating activities	4,472,002

Cash flows from financing activities
Capital contributions	6,797,500
Capital distributions and withdrawals	(4,427,274)
Net cash provided by financing activities	2,370,226
Net increase in cash and cash equivalents	6,842,228
Cash and cash equivalents, beginning of year	365,413
Cash and cash equivalents, end of year	$7,207,641

The accompanying notes are an integral part of these financial statements.      10

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS
December 31, 2012
1. Nature of Operations

The Gurtin National Municipal Alpha Fund (the "National Fund") is an investment series of Gurtin Muni Alpha Funds, LP (the "Partnership"). The Partnership commenced operations on May 3, 2010 and is a Delaware limited partnership, of which Gurtin Fixed Income Funds GP, LLC, a Delaware limited liability company, is the general partner (the "General Partner"). Gurtin Fixed Income Management, LLC, a Delaware limited liability company (the "Investment Manager"), is the investment manager for the Partnership. The Partnership will continue from year-to-year and shall only be dissolved as set forth in the limited partnership agreement (the "Agreement") except as otherwise required by law.

The Partnership offers limited partnership interests in the National Fund to qualified limited partners who wish to invest in a collective investment vehicle focused on investments in tax-exempt securities. The investment objective of the National Fund is to provide income exempt from regular Federal income tax while preserving capital and liquidity. The National Fund pursues this objective primarily by investing in Federal tax-exempt, high quality municipal securities of all types that the Investment Manager believes provide opportunistic yields. There is no assurance that the National Fund will achieve its investment objective.

The Partnership has entered into a prime brokerage agreement with a large, U.S. based, financial institution to provide custody services on behalf of the National Fund.

Vastardis Fund Services LLC (the "Administrator") is the administrator for the Partnership and provides full service outsourced accounting and tax services.

Investment in the National Fund may be deemed speculative and involves significant risk factors and is suitable only for sophisticated investors who have limited need for liquidity in their investment and can accept a high degree of risk in their investment.

2. Summary of Significant Accounting Policies
Basis of Accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") using the accrual basis of accounting. The following is a summary of the National Fund's significant accounting policies.

Securities Transactions and Investment Income

Securities held by the National Fund are primarily comprised of fixed income securities. The cost basis and fair values of these securities as of December 31, 2012, are reported in the aggregate in the statement of assets, liabilities and partners' capital and are listed and categorized in the schedule of investments. The net change in the difference between the cost basis of securities and their fair values for the year presented is reported as the net change in unrealized appreciation on investments in the statement of operations.

Securities that are listed on any recognized exchange and are freely transferable shall be valued at their last sales price on the exchange that the General Partner determines is the principal exchange or, if no sales occurred on that date, at the "bid" price at the close of business on that date if held long, and if sold short,

11

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
2. Summary of Significant Accounting Policies (continued)
Securities Transactions and Investment Income (continued)

at the "ask" price at the close of business on that date. For securities that are not listed on a recognized exchange, the General Partner values the security based on quotations obtained from recognized pricing services or other sources deemed relevant, and are valued based on one or more of the "bid" or "ask" quotations, or at ascertainable prices at the close of business on such day. Market quotations are generally based on valuation pricing models or market transactions of similar securities adjusted for security-specific factors.

Interest income is recognized on an accrual basis. Premiums or discounts on fixed income securities are amortized over the period to maturity or call of the security on an effective yield basis.

The National Fund records its investment transactions on a trade date basis. Realized gains and losses from investment transactions are determined on a specific-cost identification basis and are measured as the difference between net proceeds received and the cost basis of the security at time of sale or disposition.

Cash and Cash Equivalents

The General Partner considers all highly liquid investments with original maturities of three months or less at the time of purchase as cash equivalents. At December 31, 2012, cash equivalents consisted of investments in cash management commingled funds managed by an unaffiliated manager, which are valued at fair value as reported by the manager, its administrator or custodian.

Operating Expenses

The National Fund is responsible for all expenses related to the administration, operations and activities of the Partnership that are attributable to the particular investment series, including fees and expenses incurred in connection with administration, custody, legal services, internal and external accounting, insurance, taxes, trading-related expenses and other out-of-pocket expenses. Partnership expenses not specifically attributable to a particular investment series are allocated among all series on an equitable basis, as determined by the General Partner.

Organizational Costs

Included in prepaid expenses on the statement of assets, liabilities, and partners' capital are $41,939 of organizational costs which have been capitalized and will be amortized on a straight-line basis over five years in accordance with the Agreement. Management has determined that the impact of these organizational costs on the financial statements for the year presented is immaterial.

Income Taxes

As a partnership, the Partnership and the National Fund as an investment series of the Partnership, are not subject to U.S. Federal income taxes; each partner is individually liable for income taxes, if any, on its share of the Partnership's net taxable income.

12

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)

The General Partner accounts for uncertainty in tax positions in accordance with U.S. GAAP, which requires the General Partner to determine whether a tax position of the National Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The General Partner has determined that there was no effect on the financial statements from the application of this authoritative guidance.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, and local jurisdictions, where applicable. As of December 31, 2012, the Partnership remains subject to examination by various tax jurisdictions under their respective statutes of limitations from the year 2010 forward. There are currently no examinations being conducted of the Partnership by the Internal Revenue Service ("IRS") or any other taxing authority.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Fair Value Measurements

The fair value of an asset or liability is defined as the price that would have been received to sell an asset or paid to transfer a liability to an independent buyer or independent transferee in an orderly transaction in the principal or most advantageous market in which that sale or transfer would be transacted. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The National Fund's assets and liabilities, which are measured and reported at fair value, have been categorized into the following three hierarchical levels based upon the inputs utilized in making their determinations:

Level 1 - Quoted prices in active markets for identical assets or liabilities;

Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), including inputs from markets that are not considered to be active;

Level 3 - Significant unobservable inputs (including the General Partner's own assumptions in determining the fair value of an investment).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the

13

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
3. Fair Value Measurements (continued)

fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include cash equivalents. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments classified within Level 2 are valued using unadjusted quoted prices for identical or similar securities in non-active markets, obtained from qualified independent third party providers. Non-active markets are defined as those securities for which few transactions take place, prices are not current or price quotations vary substantially over time and/or between market makers. These commonly include municipal bonds. As Level 2 investments include positions that are not traded in active markets, valuations may be adjusted to reflect illiquidity, which are generally based on available market information. The General Partner obtains month-end unadjusted quoted prices for all municipal bonds held in the National Fund from two independent third party providers. When the unadjusted quoted prices reported by the two providers for a security differ by five percent or more, the fair value measurement for that security is considered to be the average of the two prices reported.

The following table summarizes the National Fund's assets subject to classification within the above fair value hierarchy levels as of December 31, 2012.

	Level 1	Level 2	Level 3	Total
Assets:
Cash Equivalents	$6,402,641	$-	$-	$6,402,641
Municipal Bonds:
City	-	2,794,747	-	2,794,747
Community College	-	855,163	-	855,163
County	-	2,811,045	-	2,811,045
Essential Service Revenue	-	4,303,860	-	4,303,860
Health Care - Not for Profit	-	600,565	-	600,565
Higher Education - Public	-	2,168,005	-	2,168,005
Port	-	150,666	-	150,666
Prefunded / Escrowed to Maturity	-	2,945,371	-	2,945,371
School District	-	4,324,710	-	4,324,710
Special District	-	1,164,805	-	1,164,805
State	-	18,615,597	-	18,615,597
State Bond Bank	-	736,132	-	736,132
State Housing Fin. Agency	-	1,441,526	-	1,441,526
Transportation	-	3,026,465	-	3,026,465
U.S. Gov't Insured Mortgage	-	868,350	-	868,350
Total Assets	$6,402,641	$46,807,007	$-	$53,209,648

14

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
3. Fair Value Measurements (continued)

Throughout the year, there were no investments valued utilizing significant unobservable inputs. As a result, there are no Level 3 measurements during the year ended December 31, 2012. There were no significant transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2012.

4. Partners' Capital

Limited partner capital contributions may be accepted at the discretion of the General Partner, generally as of the last business day of a calendar month based on the net asset value of the National Fund determined as of the close of business. The General Partner is not required to make capital contributions to the Partnership or National Fund, but may do so in its sole discretion.

The General Partner is responsible for making all determinations, in its sole and absolute discretion, of the amounts, timing, and type of all distributions. All such distributions shall be made pro rata in proportion to each partner's capital account with respect to the National Fund as of the close of business on the last business day of a calendar month. Limited partners may elect to receive a quarterly distribution of 1.125% of their capital account as of the quarters ended December 31, March 31, and June 30, effective and payable on the last business day of the month following such quarter. An annual distribution as of September 30 of cumulative net investment income plus or minus net realized gains or losses, allocated to the capital account and less quarterly distributions since the date of electing to participate in the quarterly distribution program, effective and payable on the last business day of the month following such quarter. For the year ended December 31, 2012, capital distributions paid were $308,889.

Withdrawals of limited partnership interests are not permitted during the six-month period immediately following a limited partner's initial capital contribution. After such period, limited partners may withdraw all or any portion of their capital account upon fifteen (15) days advance written notice to the General Partner effective as of the close of business on the next valuation date. Withdrawals by limited partners may be subject to other requirements and restrictions in accordance with the terms of the Agreement. For the year ended December 31, 2012, capital withdrawals paid were $3,943,385.

5. Allocation of Net Profits and Losses

In accordance with the Agreement, net profits or net losses from the National Fund will be allocated only to the capital accounts of the partners that participate in the National Fund series of partnership interest. The allocation of net profits or net losses occurs at the end of each calendar month and is allocated to National Fund partners in proportion to their respective capital account balances as of the beginning of the calendar month.

6. Management Fee

As of the last business day of each month, the Investment Manager receives a management fee, in arrears, for investment management services provided to the National Fund (the "Management Fee"). The Management Fee is calculated for limited partners with a net capital account balance in all investment series of the Partnership as of the last business day of each calendar month as follows:

Net capital account balance	Monthly Rate	Per Annum
Less than three million dollars	0.02917%	0.35%
At least three million dollars but below ten million dollars	0.02500%	0.30%
At least ten million dollars	0.02083%	0.25%

15

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
6. Management Fee (continued)

In accordance with the Agreement, the General Partner may reduce, waive or calculate differently the Management Fee with respect to any limited partner. The General Partner has created a voluntary expense limitation policy whereby cumulative qualifying operating expenses allocated to each partner are limited to 0.13% of each partner's average capital balance over the 12 months of the expense limitation period (the "Voluntary Expense Limitation"). As a cumulative computation, the amount of fees waived for any partner could change from month to month during the expense limitation period.

On May 25, 2011, the General Partner extended the Voluntary Expense Limitation to be in effect for a second year for the period April 30, 2011 through and including April 30, 2012. For the period April 30, 2011 through and including April 30, 2012, the Investment Manager earned gross Management Fees totaling $144,659, and waived Management Fees of $42,729, resulting in net Management Fees of $101,930.

On May 18, 2012, the General Partner extended the Voluntary Expense Limitation to be in effect for a third year for the period April 30, 2012 through and including April 30, 2013. For the period April 30, 2012 through December 31, 2012, the Investment Manager earned gross Management Fees totaling $105,791, and waived Management Fees of $22,592, resulting in net Management Fees of $83,199. For the year ended December 31, 2012, the Investment Manager earned gross Management Fees totaling $157,324, and waived Management Fees of $30,153, resulting in net Management Fees of $127,171.

The General Partner provides for and bears its own operating expenses such as salaries, rent, and other expenses. Certain operating expenses for accounting, tax, legal and other services are expenses of the Partnership.

7. Administration Fees

The Administrator provides various services to the Partnership with respect to recordkeeping, accounting, financial reporting, tax, and general administration. The National Fund pays the Administrator a fee customary for services of the type rendered by the Administrator and is included in professional fees on the statement of operations.

8. Related Party Transactions

An affiliate of the General Partner is invested in the National Fund through one limited partner account with a capital balance of $1,161,768 at December 31, 2012.

9. Indemnifications

The Partnership has provided general indemnifications to the General Partner, Investment Manager, and their respective principals, members, managers, officers, employees, agents, the Administrator and other affiliates, when they act in good faith in the best interests of the National Fund. The General Partner is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

16

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
10. Business Risks

In the normal course of its business, the National Fund enters into transactions in various municipal securities that expose it to various risks. The maximum loss is limited to the National Fund's invested capital.

Market risk is the potential loss the National Fund may incur as a result of changes in the market or fair value of a particular financial instrument. The National Fund's exposure to market risk is determined by a number of factors, including the size, composition, diversification of positions held, interest rates and market volatility. The National Fund attempts to limit its market risk through active portfolio management, which encompasses security selection, portfolio construction and risk management.

Credit risk represents the potential loss that the National Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the National Fund. Credit risk arises from investment activities in debt securities. To manage this risk, the Investment Manager seeks to diversify the National Fund's portfolio with respect to specific sectors and asset classes.

Interest rate risk is the risk that the securities in the National Fund's portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. As the National Fund seeks to maintain a relatively long average duration and maturity, the National Fund may carry more risk and price volatility than a fund that is managed to a shorter average duration and maturity.

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the National Fund. The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the National Fund. In addition, securities markets are subject to comprehensive statutes, regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the National Fund could be substantial and adverse.

The National Fund maintains a custody account with the prime broker. Although the General Partner monitors the prime broker and believes that it is an appropriate custodian, there is no guarantee that the prime broker, or any other custodian that the National Fund may use from time to time, will not become insolvent. While both the

U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of National Fund assets, the National Fund would not incur losses due to its assets being unavailable for a period of time or, ultimately result in less than full recovery of its assets, or both. Because substantially all of the National Fund's assets are custodied with a single prime broker, such losses could be significant and could materially impair the ability of the National Fund to achieve its investment objective.

17

Gurtin National Municipal Alpha Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2012
11. Financial Highlights

The following are the financial highlights of the National Fund for the year ended December 31, 2012.

Total return	6.31%
Ratios to average limited partners' capital:
Expenses	0.44%
Net investment income	3.77%

Total return is calculated for the year based on the change in limited partners' capital taken as a whole, adjusted for cash flows related to capital contributions, withdrawals or distributions. An individual limited partner's return may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

The ratios to average limited partners' capital are calculated for the year using the time-weighted average limited partners' capital taken as a whole.

The expense ratio is based on the limited partners' proportionate share of the National Fund's net expenses reported in the statement of operations. The net investment income ratio is based on the limited partners' proportionate share of the National Fund's net investment income reported in the statement of operations. An individual limited partner's ratio may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

As discussed in Note 6, the Investment Manager agreed to extend the Voluntary Expense Limitation to be in effect during the year presented. Qualifying expenses, which represent a portion of the total operating expenses reported in the financial statements, exceeded the cumulative Voluntary Expense Limitation for their respective periods (see Note 6) during the year presented and, accordingly, the Investment Manager waived Management Fees equal to the amount by which the qualifying expenses exceeded the related thresholds. The expenses and net investment income ratios shown above are presented net of the waived Management Fees, which were 0.06% of average limited partners' capital.

12. Subsequent Events

The General Partner has evaluated subsequent events through February 28, 2013, which is the date these financial statements were available to be issued, and has determined that except as set forth below, there are no subsequent events that require disclosure.

The National Fund recorded $1,475,000 of limited partner contributions, and paid distributions of $64,523 in January 2013.

As of February 28, 2013, the General Partner changed the National Fund's name to Gurtin National Municipal Value Fund.

18

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
Financial Statements
December 31, 2013

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
INDEX
December 31, 2013

	Page	(s)
Report of Independent Auditors	1
Financial Statements
Statement of Assets, Liabilities and Partners' Capital	2
Schedule of Investments	3-5
Statement of Operations	6
Statement of Changes in Partners' Capital	7
Statement of Cash Flows	8
Notes to Financial Statements	9-16

Independent Auditor's Report

To the General Partner of Gurtin California Municipal Value Fund (An Investment Series of Gurtin Muni Alpha Funds, LP)

We have audited the accompanying financial statements of Gurtin California Municipal Value Fund (An Investment Series of Gurtin Muni Alpha Funds, LP) (the "Fund"), which comprise the statement of assets, liabilities and partners' capital, including the schedule of investments, as of December 31, 2013 and the related statements of operations, of changes in partners' capital and of cash flows for the year then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gurtin California Municipal Value Fund (An Investment Series of Gurtin Muni Alpha Funds, LP) at December 31, 2013, and the results of its operations, changes in its partners' capital and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

February 28, 2014

PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101
T: (206) 398-3000, F: (206) 398-3100, www.pwc.com/us

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL
December 31, 2013

Assets
Investments in securities, at fair value (cost $80,513,125)	$81,249,440
Cash and cash equivalents	2,366,384
Interest receivable	994,128
Prepaid expenses	23,965
Due from affiliate	6,620
Total assets	$84,640,537

Liabilities and Partners' Capital

Liabilities
Withdrawals Payable	$1,049,753
Accrued expenses	24,242
Total liabilities	1,073,995

Partners' Capital
General Partner	595,751
Limited partners	82,970,791
Total partners' capital	83,566,542
Total liabilities and partners' capital	$84,640,537

The accompanying notes are an integral part of these financial statements      2

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS
December 31, 2013

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities
Municipal Bonds
California
Abag Finance Authority for Nonprofit Corps, 5.00%, 1/1/2033	$1,000,000	$1,003,910	1.20%
Alameda Public Financing Authority, 5.25%, 7/1/2029	1,160,000	1,214,555	1.45
Anaheim Public Financing Authority, 5.00%, 10/1/2021	165,000	171,136	0.20
Bret Harte Union High School District, 4.25%, 9/1/2020	290,000	291,119	0.35
California Health Facilities Financing Authority, 3.75%, 6/1/2032	2,050,000	1,724,112	2.06
California Health Facilities Financing Authority, 5.00%, 11/1/2033	1,000,000	1,000,340	1.20
California Health Facilities Financing Authority, 5.00%, 7/1/2036	1,675,000	1,652,739	1.98
California Infrastructure & Economic Development Bank, 5.00%, 8/15/2023	700,000	725,816	0.87
California Infrastructure & Economic Development Bank, 5.75%, 8/15/2029	500,000	522,215	0.62
California State Public Works Board, 5.00%, 11/1/2025	1,000,000	1,066,240	1.28
California State Public Works Board, 5.00%, 11/1/2031	500,000	509,880	0.61
California State Public Works Board, 5.00%, 12/1/2023	310,000	311,026	0.37
California State Public Works Board, 5.00%, 3/1/2027	1,165,000	1,167,645	1.40
California State Public Works Board, 5.4%, 3/1/2026	500,000	549,680	0.66
California State Public Works Board, 5.75%, 10/1/2030	1,000,000	1,087,420	1.30
California State Public Works Board, 6.00%, 4/1/2027	500,000	568,240	0.68
California State Public Works Board, 6.125%, 11/1/2029	600,000	690,096	0.83
California Statewide Communities Development Authority, 5.4%, 7/1/2031	2,000,000	2,055,340	2.46
Centinela Valley Union High School District, 5.75%, 8/1/2030	1,000,000	1,129,640	1.35
Centinela Valley Union High School District, 5.75%, 8/1/2033	1,910,000	2,123,996	2.54
Chino Valley Unified School District, 0.00%, 8/1/2026	1,000,000	543,935	0.65
City of Fairfield CA, 0.00%, 4/1/2030	2,000,000	770,120	0.92
City of Fresno CA Water System Revenue, 5.25%, 6/1/2018	1,000,000	1,004,080	1.20
Coachella Valley Unified School District/CA, 5.00%, 8/1/2037	2,575,000	2,571,344	3.08
Corona Public Financing Authority, 5.00%, 9/1/2021	250,000	258,960	0.31
Fontana Public Finance Authority, 5.25%, 9/1/2019	1,255,000	1,295,700	1.55
Fontana Public Finance Authority, 5.25%, 9/1/2021	780,000	805,085	0.96
Golden State Tobacco Securitization Corp, 4.60%, 6/1/2023	125,000	127,904	0.15
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2035	3,770,000	3,681,097	4.40
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2038	4,000,000	3,825,958	4.58
Kings Canyon Joint Unified School District, 0.00%, 8/1/2022	1,000,000	699,350	0.84
Live Oak Unified School District, 4.90%, 8/1/2029	315,000	315,548	0.38

The accompanying notes are an integral part of these financial statements      3

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
California (continued)
Los Angeles Community Redevelopment Agency, 5.00%, 9/1/2037	$,000,000	$,012,050	1.21%
Los Angeles County Public Works Financing Authority, 5.00%, 12/1/2026	655,000	688,922	0.82
Los Angeles County Public Works Financing Authority, 5.00%, 6/1/2021	230,000	230,761	0.28
Los Angeles County Schools Regionalized Business Services Corp, 4.75%, 6/1/2027	1,150,000	1,133,141	1.36
Los Angeles County Schools Regionalized Business Services Corp, 5.00%, 6/1/2019	250,000	267,460	0.32
Los Angeles Municipal Improvement Corp, 5.00%, 1/1/2028	1,000,000	1,039,900	1.25
Los Angeles Municipal Improvement Corp, 5.00%, 8/1/2023	2,000,000	2,047,380	2.45
Los Angeles Unified School District/CA, 5.00%, 10/1/2026	1,970,000	2,118,262	2.53
Magnolia California School District, 5.00%, 8/1/2031	550,000	554,054	0.66
Modesto Irrigation District Financing Authority, 0.74%, 9/1/2027	3,185,000	2,602,941	3.11
Natomas Unified School District California, 5.00%, 8/1/2028	785,000	797,262	0.95
Oakland Unified School District Alameda County, 5.00%, 8/1/2026	1,540,000	1,544,743	1.85
Oakland Unified School District Alameda County, 6.625%, 8/1/2038	825,000	893,021	1.07
Oxnard School District, 5.75%, 8/1/2030	770,000	859,651	1.03
Placentia-Yorba Linda Unified School District, 5.00%, 10/1/2030	400,000	407,688	0.49
Port of Oakland, 5.00%, 5/1/2033	2,500,000	2,503,200	3.00
Richmond Joint Powers Financing Authority, 5.75%, 8/1/2029	565,000	603,816	0.72
Richmond Joint Powers Financing Authority, 6.25%, 7/1/2024	550,000	608,564	0.73
Sacramento California City Financing Authority, 5.25%, 12/1/2024	250,000	277,958	0.33
Sacramento California City Financing Authority, 5.25%, 12/1/2026	500,000	545,945	0.65
Salinas Union High School District, 0.00%, 10/1/2024	1,200,000	722,556	0.86
San Bernardino County, 4.75%, 8/1/2028	1,275,000	1,275,650	1.53
San Bernardino County, 5.00%, 8/1/2028	1,400,000	1,398,502	1.67
San Bernardino Municipal Water Department, 5.00%, 2/1/2017	275,000	275,473	0.33
San Diego Public Facilities Financing Authority, 5.25%, 4/15/2029	1,000,000	1,049,930	1.26
San Francisco City & County Airports Commission, 4.90%, 5/1/2029	420,000	441,298	0.53
San Jose Evergreen Community College District, 0.00%, 9/1/2028	650,000	306,300	0.37
San Mateo Union High School District, 0.00%, 9/1/2025	1,000,000	567,260	0.68
Santa Clara County Board of Education, 5.00%, 4/1/2025	1,000,000	991,440	1.19
Saugus/Hart School Facilities Financing Authority, 5.125%, 9/1/2026	500,000	507,655	0.61
Saugus/Hart School Facilities Financing Authority, 5.25%, 9/1/2027	240,000	242,755	0.29
State of California, 4.95%, 12/1/2028	1,275,000	1,312,995	1.57
State of California, 5.00%, 10/1/2028	5,000	5,018	0.01
State of California, 5.00%, 10/1/2029	3,000,000	3,157,950	3.78
State of California, 5.125%, 10/1/2027	135,000	135,497	0.16

The accompanying notes are an integral part of these financial statements      4

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
California (continued)
State of California, 5.75%, 5/1/2030	85,000	85,277	0.10
Stockton Unified School District, 5.00%, 7/1/2027	775,000	814,417	0.97
Stockton-East Water District, 0.00%, 4/1/2021	3,300,000	2,148,498	2.57
Stockton-East Water District, 0.00%, 4/1/2025	2,000,000	1,002,180	1.20
Sweetwater Union High School District, 5.00%, 8/1/2029	3,000,000	3,021,000	3.62
Sweetwater Union High School District, 5.00%, 9/1/2020	725,000	739,906	0.89
Town of Colma CA, 5.00%, 5/1/2033	2,275,000	2,275,205	2.72
Tulare County Board of Education, 5.375%, 5/1/2033	1,600,000	1,637,600	1.96
Victor Valley Community College District, 5.375%, 8/1/2029	250,000	270,793	0.32
Walnut Valley Unified School District, 0.00%, 8/1/2027	1,355,000	663,340	0.80
Total California (cost $80,513,125)		81,249,440	97.23
Total Municipal Bonds (cost $80,513,125)		81,249,440	97.23
Total Investments in Securities (cost $80,513,125)		$81,249,440	97.23%

		Percentage of
		Partners'
Portfolio Breakdown of Municipal Bonds by Sector	Fair Value	Capital
Airport	$441,298	0.53%
City	10,808,443	12.93
Community College	577,093	0.69
County	4,605,885	5.51
Essential Service Revenue	9,188,983	11.00
Higher Education - Public	2,125,800	2.54
Port	2,503,200	3.00
School District	27,406,174	32.80
State	21,537,224	25.77
State Housing Finance Agency	2,055,340	2.46
Total Investments in Securities	$81,249,440	97.23%

The accompanying notes are an integral part of these financial statements      5

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

Investment Income
Interest	$3,381,806
Dividends	555
Total investment income	3,382,361

Expenses
Management fees	257,204
Professional fees	116,804
Other expenses	18,899
Total expenses	392,907
Management fees waived	(31,500)
Net expenses	361,407
Net investment income	3,020,954

Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments
Net realized gain/(loss) on investments	187,013
Net change in unrealized appreciation/depreciation on investments	(2,120,385)
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments	(1,933,372)
Net increase in partners' capital resulting from operations	$1,087,582

The accompanying notes are an integral part of these financial statements      6

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CHANGES IN PARTNERS' CAPITAL
For the Year Ended December 31, 2013

	General	Limited
	Partner	Partners	Total
Operations
Net investment income	$23,885	$2,997,069	$3,020,954
Net realized gain/(loss) on investments	1,320	185,693	187,013
Net change in unrealized appreciation/depreciation on investments	(15,341)	(2,105,044)	(2,120,385)
Net increase in partners' capital resulting from operations	9,864	1,077,718	1,087,582

Capital transactions
Capital contributions	-	15,677,620	15,677,620
Capital distributions and withdrawals	-	(4,285,026)	(4,285,026)
Net increase in partners' capital	9,864	12,470,312	12,480,176

Partners' capital
Beginning of year	585,887	70,500,479	71,086,366
End of year	$595,751	$82,970,791	$83,566,542

The accompanying notes are an integral part of these financial statements      7

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2013

Cash flows from operating activities
Net increase in partners' capital resulting from operations	$1,087,582
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Net realized (gain)/loss on investments	(187,013)
Net change in unrealized appreciation/depreciation on investments	2,120,385
Purchases of investments	(52,319,959)
Sales of investments	28,963,435
Amortization of fixed income security premiums and discounts	(314,432)
Changes in operating assets and liabilities:
Increase in interest receivable	(356,720)
Decrease in prepaid expenses	27,974
Increase in due from affiliate	(4,962)
Increase in accrued expenses	151
Net cash used in operating activities	(20,983,559)

Cash flows from financing activities
Capital contributions	15,677,620
Capital distributions and withdrawals	(3,235,273)
Net cash provided by financing activities	12,442,347
Net decrease in cash and cash equivalents	(8,541,212)
Cash and cash equivalents, beginning of year	10,907,596
Cash and cash equivalents, end of year	$2,366,384

The accompanying notes are an integral part of these financial statements      8

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013
1. Nature of Operations

The Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund) (the "California Fund") is an investment series of Gurtin Muni Alpha Funds, LP (the "Partnership"). The Partnership commenced operations on May 3, 2010 and is a Delaware limited partnership, of which Gurtin Fixed Income Funds GP, LLC, a Delaware limited liability company, is the general partner (the "General Partner"). As of February 28, 2013, the General Partner changed the California Fund's name to Gurtin California Municipal Value Fund. Gurtin Fixed Income Management, LLC, a Delaware limited liability company (the "Investment Manager"), is the investment manager for the Partnership. The Partnership will continue from year-to-year and shall only be dissolved as set forth in the limited partnership agreement (the "Agreement") except as otherwise required by law.

The Partnership offers limited partnership interests in the California Fund to qualified limited partners who wish to invest in a collective investment vehicle focused on investments in tax-exempt securities. The investment objective of the California Fund is to provide income exempt from regular Federal income tax and California state personal income tax while preserving capital and liquidity. The California Fund pursues this objective primarily by investing in Federal and California state tax-exempt, high quality municipal securities of all types that the Investment Manager believes provide opportunistic yields. There is no assurance that the California Fund will achieve its investment objective.

The Partnership has entered into a prime brokerage agreement with a large, U.S. based, financial institution to provide custody services on behalf of the California Fund.

Vastardis Fund Services LLC (the "Administrator") is the administrator for the Partnership and provides full service outsourced accounting and tax services.

Investment in the California Fund may be deemed speculative and involves significant risk factors and is suitable only for sophisticated investors who have limited need for liquidity in their investment and can accept a high degree of risk in their investment.

2. Summary of Significant Accounting Policies
Basis of Accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") using the accrual basis of accounting. The following is a summary of the California Fund's significant accounting policies.

Securities Transactions and Investment Income

Securities held by the California Fund are primarily comprised of fixed income securities. The cost basis and fair values of these securities as of December 31, 2013, are reported in the aggregate in the statement of assets, liabilities and partners' capital and are listed and categorized in the schedule of investments. The net change in the difference between the cost basis of securities and their fair values for the year presented is reported as the net change in unrealized appreciation/depreciation on investments in the statement of operations.

Securities that are listed on any recognized exchange and are freely transferable shall be valued at their last sales price on the exchange that the General Partner determines is the principal exchange or, if no sales

9

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
2. Summary of Significant Accounting Policies (continued)
Securities Transactions and Investment Income (continued)

occurred on that date, at the "bid" price at the close of business on that date if held long, and if sold short, at the "ask" price at the close of business on that date. For securities that are not listed on a recognized exchange, the General Partner values the security based on quotations obtained from recognized pricing services or other sources deemed relevant, and are valued based on one or more of the "bid" or "ask" quotations, or at ascertainable prices at the close of business on such day. Market quotations are generally based on valuation pricing models or market transactions of similar securities adjusted for security-specific factors.

Interest income is recognized on an accrual basis. Premiums or discounts on fixed income securities are amortized over the period to maturity or call of the security on an effective yield basis.

The California Fund records its investment transactions on a trade date basis. Realized gains and losses from investment transactions are determined on a specific-cost identification basis and are measured as the difference between net proceeds received and the cost basis of the security at time of sale or disposition.

Cash and Cash Equivalents

The General Partner considers all highly liquid investments with original maturities of three months or less at the time of purchase as cash equivalents. At December 31, 2013, cash equivalents consisted of investments in cash management commingled funds managed by an unaffiliated manager, which are valued at fair value as reported by the manager, its administrator or custodian.

Operating Expenses

The California Fund is responsible for all expenses related to the administration, operations and activities of the Partnership that are attributable to the particular investment series, including fees and expenses incurred in connection with administration, custody, legal services, internal and external accounting, insurance, taxes, trading-related expenses and other out-of-pocket expenses. Partnership expenses not specifically attributable to a particular investment series are allocated among all series on an equitable basis, as determined by the General Partner.

Organizational Costs

Included in prepaid expenses on the statement of assets, liabilities, and partners' capital are $23,965 of organizational costs which have been capitalized and will be amortized on a straight-line basis over five years in accordance with the Agreement. Management has determined that the impact of these organizational costs on the financial statements for the year presented is immaterial.

Income Taxes

As a partnership, the Partnership and the California Fund as an investment series of the Partnership are not subject to U.S. Federal income taxes; each partner is individually liable for income taxes, if any, on its share of the Partnership's net taxable income.

10

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)

The General Partner accounts for uncertainty in tax positions in accordance with U.S. GAAP, which requires the General Partner to determine whether a tax position of the California Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The General Partner has determined that there was no effect on the financial statements from the application of this authoritative guidance.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, and local jurisdictions, where applicable. As of December 31, 2013, the Partnership remains subject to examination by various tax jurisdictions under their respective statutes of limitations from the year 2011 forward. There are currently no examinations being conducted of the Partnership by the Internal Revenue Service ("IRS") or any other taxing authority.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Fair Value Measurements

The fair value of an asset or liability is defined as the price that would have been received to sell an asset or paid to transfer a liability to an independent buyer or independent transferee in an orderly transaction in the principal or most advantageous market in which that sale or transfer would be transacted. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The California Fund's assets and liabilities, which are measured and reported at fair value, have been categorized into the following three hierarchical levels based upon the inputs utilized in making their determinations:

Level 1 - Quoted prices in active markets for identical assets or liabilities;

Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), including inputs from markets that are not considered to be active;

Level 3 - Significant unobservable inputs (including the General Partner's own assumptions in determining the fair value of an investment).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price

11

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
3. Fair Value Measurements (continued)

information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include cash equivalents. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments classified within Level 2 are valued using unadjusted quoted prices for identical or similar securities in non-active markets, obtained from qualified independent third party providers. Non-active markets are defined as those securities for which few transactions take place, prices are not current or price quotations vary substantially over time and/or between market makers. These commonly include municipal bonds. As Level 2 investments include positions that are not traded in active markets, valuations may be adjusted to reflect illiquidity, which are generally based on available market information. The General Partner obtains month-end unadjusted quoted prices for all municipal bonds held in the California Fund from two independent third party providers. When the unadjusted quoted prices reported by the two providers for a security differ by five percent or more, the fair value measurement for that security is considered to be the average of the two prices reported.

The following table summarizes the California Fund's assets subject to classification within the above fair value hierarchy levels as of December 31, 2013.

	Level 1	Level 2	Level 3	Total
Assets:
Cash Equivalents	$2,367,581	$-	$-	$2,367,581
Municipal Bonds:
Airport	-	441,298	-	441,298
City	-	10,808,443	-	10,808,443
Community College	-	577,093	-	577,093
County	-	4,605,885	-	4,605,885
Essential Service Revenue	-	9,188,983	-	9,188,983
Higher Education - Public	-	2,125,800	-	2,125,800
Port	-	2,503,200	-	2,503,200
School District	-	27,406,174	-	27,406,174
State	-	21,537,224	-	21,537,224
State Housing Fin. Agency	-	2,055,340	-	2,055,340
Total Assets	$2,367,581	$81,249,440	$-	$83,617,021

Throughout the year, there were no investments valued utilizing significant unobservable inputs. As a result, there are no Level 3 measurements during the year ended December 31, 2013. There were no significant transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2013.

12

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
4. Partners' Capital

Limited partner capital contributions may be accepted at the discretion of the General Partner, generally as of the last business day of a calendar month based on the net asset value of the California Fund determined as of the close of business. The General Partner is not required to make capital contributions to the Partnership or California Fund, but may do so in its sole discretion.

The General Partner is responsible for making all determinations, in its sole and absolute discretion, of the amounts, timing, and type of all distributions. All such distributions shall be made pro rata in proportion to each partner's capital account with respect to the California Fund as of the close of business on the last business day of a calendar month. Limited partners may elect to receive a quarterly distribution of 1.125% of their capital account as of the quarters ended December 31, March 31, and June 30, effective and payable on the last business day of the month following such quarter. An annual distribution as of September 30 comprised of cumulative net investment income plus or minus net realized gains or losses, allocated to the capital account and less quarterly distributions since the date of electing to participate in the quarterly distribution program, effective and payable on the last business day of the month following such quarter. For the year ended December 31, 2013, capital distributions paid were $614,190.

Withdrawals of limited partnership interests are not permitted during the six-month period immediately following a limited partner's initial capital contribution. After such period, limited partners may withdraw all or any portion of their capital account upon fifteen (15) days advance written notice to the General Partner effective as of the close of business on the next valuation date. Withdrawals by limited partners may be subject to other requirements and restrictions in accordance with the terms of the Agreement. For the year ended December 31, 2013, capital withdrawals paid were $2,621,083.

As of December 31, 2013, 15.77% of the California Fund's total partners' capital is held by one limited partner.

5. Allocation of Net Profits and Losses

In accordance with the Agreement, net profits or net losses from the California Fund will be allocated only to the capital accounts of the partners that participate in the California Fund series of partnership interest. The allocation of net profits or net losses occurs at the end of each calendar month and is allocated to California Fund partners in proportion to their respective capital account balances as of the beginning of the calendar month.

6. Management Fee

As of the last business day of each month, the Investment Manager receives a management fee, in arrears, for investment management services provided to the California Fund (the "Management Fee"). The Management Fee is calculated for limited partners with a net capital account balance in all investment series of the Partnership as of the last business day of each calendar month as follows:

Net capital account balance	Monthly Rate	Per Annum
Less than 500,000 dollars	0.03750%	0.45%
At least 500,000 dollars but below three million dollars	0.02917%	0.35%
At least three million dollars but below ten million dollars	0.02500%	0.30%
At least ten million dollars	0.02083%	0.25%

13

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
6. Management Fee (continued)

In accordance with the Agreement, the General Partner may reduce, waive or calculate differently the Management Fee with respect to any limited partner. The General Partner has created a voluntary expense limitation policy whereby cumulative qualifying operating expenses allocated to each partner are limited to 0.13% of each partner's average capital balance over the 12 months of the expense limitation period (the "Voluntary Expense Limitation"). As a cumulative computation, the amount of fees waived for any partner could change from month to month during the expense limitation period.

On May 18, 2012, the General Partner extended the Voluntary Expense Limitation to be in effect for a third year for the period April 30, 2012 through and including April 30, 2013. For the period April 30, 2012 through December 31, 2012, the Investment Manager earned gross Management Fees totaling $138,410, and waived Management Fees of $17,851, resulting in net Management Fees of $120,559. For the year ended December 31, 2012, the Investment Manager earned gross Management Fees totaling $198,214, and waived Management Fees of $27,115, resulting in net Management Fees of $171,099.

On May 19, 2013, the General Partner extended the Voluntary Expense Limitation to be in effect for a fourth year for the period April 30, 2013 through and including April 30, 2014. For the period April 30, 2013 through December 31, 2013, the Investment Manager earned gross Management Fees totaling $174,921, and waived Management Fees of $26,096, resulting in net Management Fees of $148,825. For the year ended December 31, 2013, the Investment Manager earned gross Management Fees totaling $257,203, and waived Management Fees of $31,500, resulting in net Management Fees of $225,703.

The General Partner provides for and bears its own operating expenses such as salaries, rent, and other expenses. Certain operating expenses for accounting, tax, legal and other services are expenses of the Partnership.

7. Administration Fees

The Administrator provides various services to the Partnership with respect to recordkeeping, accounting, financial reporting, tax, and general administration. The California Fund pays the Administrator a fee customary for services of the type rendered by the Administrator and is included in professional fees on the statement of operations.

8. Related Party Transactions

An affiliate of the General Partner is invested in the California Fund through one limited partner account with a capital balance of $1,180,535 at December 31, 2013.

9. Indemnifications

The Partnership has provided general indemnifications to the General Partner, Investment Manager, and their respective principals, members, managers, officers, employees, agents, the Administrator and other affiliates, when they act in good faith in the best interests of the California Fund. The General Partner is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

14

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
10. Business Risks

In the normal course of its business, the California Fund enters into transactions in various municipal securities that expose it to various risks. The maximum loss is limited to the California Fund's invested capital.

Market risk is the potential loss the California Fund may incur as a result of changes in the market or fair value of a particular financial instrument. The California Fund's exposure to market risk is determined by a number of factors, including the size, composition, diversification of positions held, interest rates and market volatility. The California Fund attempts to limit its market risk through active portfolio management, which encompasses security selection, portfolio construction and risk management.

Credit risk represents the potential loss that the California Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the California Fund. Credit risk arises from investment activities in debt securities. To manage this risk, the Investment Manager seeks to diversify the California Fund's portfolio with respect to specific sectors and asset classes.

Interest rate risk is the risk that the securities in the California Fund's portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. As the California Fund seeks to maintain a relatively long average duration and maturity, the California Fund may carry more risk and price volatility than a fund that is managed to a shorter average duration and maturity.

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the California Fund. The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the California Fund. In addition, securities markets are subject to comprehensive statutes, regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the California Fund could be substantial and adverse.

The California Fund maintains a custody account with the prime broker. Although the General Partner monitors the prime broker and believes that it is an appropriate custodian, there is no guarantee that the prime broker, or any other custodian that the California Fund may use from time to time, will not become insolvent. While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of California Fund assets, the California Fund would not incur losses due to its assets being unavailable for a period of time or, ultimately result in less than full recovery of its assets, or both. Because substantially all of the California Fund's assets are custodied with a single prime broker, such losses could be significant and could materially impair the ability of the California Fund to achieve its investment objective.

15

Gurtin California Municipal Value Fund (formerly Gurtin California Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
11. Financial Highlights

The following are the financial highlights of the California Fund for the year ended December 31, 2013.

Total return	1.40%

Ratios to average limited partners' capital:
Expenses	0.45%
Net investment income	3.77%

Total return is calculated for the year based on the change in limited partners' capital taken as a whole, adjusted for cash flows related to capital contributions, withdrawals or distributions. An individual limited partner's return may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

The ratios to average limited partners' capital are calculated for the year using the time-weighted average limited partners' capital taken as a whole.

The expense ratio is based on the limited partners' proportionate share of the California Fund's net expenses reported in the statement of operations. The net investment income ratio is based on the limited partners' proportionate share of the California Fund's net investment income reported in the statement of operations. An individual limited partner's ratio may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

As discussed in Note 6, the Investment Manager agreed to extend the Voluntary Expense Limitation to be in effect during the year presented. Qualifying expenses, which represent a portion of the total operating expenses reported in the financial statements, exceeded the cumulative Voluntary Expense Limitation for their respective periods (see Note 6) during the year presented and, accordingly, the Investment Manager waived Management Fees equal to the amount by which the qualifying expenses exceeded the related thresholds. The expenses and net investment income ratios shown above are presented net of the waived Management Fees, which were 0.04% of average limited partners' capital.

12. Subsequent Events

The General Partner has evaluated subsequent events through February 28, 2014, which is the date these financial statements were available to be issued, and has determined that except as set forth below, there are no subsequent events that require disclosure.

The California Fund recorded $1,850,000 of contributions and $2,277,330 of distributions and withdrawals in January 2014.

16

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
Financial Statements
December 31, 2013

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
INDEX
December 31, 2013

	Page	(s)
Report of Independent Auditors	1
Financial Statements
Statement of Assets, Liabilities and Partners' Capital	2
Schedule of Investments	3-6
Statement of Operations	7
Statement of Changes in Partners' Capital	8
Statement of Cash Flows	9
Notes to Financial Statements	10-18

Independent Auditor's Report

To the General Partner of Gurtin National Municipal Value Fund (An Investment Series of Gurtin Muni Alpha Funds, LP)

We have audited the accompanying financial statements of Gurtin National Municipal Value Fund (An Investment Series of Gurtin Muni Alpha Funds, LP) (the "Fund"), which comprise the statement of assets, liabilities and partners' capital, including the schedule of investments, as of December 31, 2013 and the related statements of operations, of changes in partners' capital and of cash flows for the year then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gurtin National Municipal Value Fund (An Investment Series of Gurtin Muni Alpha Funds, LP) at December 31, 2013, and the results of its operations, changes in its partners' capital and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

February 28, 2014

PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101
T: (206) 398-3000, F: (206) 398-3100, www.pwc.com/us

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL
December 31, 2013

Assets
Investments in securities, at fair value (cost $55,868,007)	$56,233,228
Cash and cash equivalents	2,037,959
Interest receivable	666,004
Prepaid expenses	23,965
Due from affiliate	8,770
Total assets	$58,969,926

Liabilities and Partners' Capital
Liabilities
Withdrawals payable	$3,873,851
Accrued expenses	18,752
Total liabilities	3,892,603

Partners' Capital
General Partner	589,025
Limited partners	54,488,298
Total partners' capital	55,077,323
Total liabilities and partners' capital	$58,969,926

The accompanying notes are an integral part of these financial statements.      2

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS
December 31, 2013

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities
Municipal Bonds
Arizona
Country of Pinal AZ, 5.00%, 12/1/2029 (cost $1,306,807)	$1,310,000	$1,324,227	2.40%
Arkansas
Arkansas Development Fin. Auth., 5.55%, 4/01/2021 (cost $102,064)	100,000	102,191	0.19
California
California Health Facilities Financing Authority, 5.00%, 4/1/2025	550,000	555,038	1.01
California Health Facilities Financing Authority, 5.00%, 7/1/2026	740,000	756,243	1.37
California Infrastructure & Econ. Develop. Bank, 5.00%, 8/15/2023	350,000	362,908	0.66
California State Public Works Board, 5.40%, 10/1/2022	500,000	501,645	0.91
California State Public Works Board, 5.625%, 3/1/2030	500,000	542,565	0.99
City of Fairfield CA, 0.00%, 4/1/2030	1,000,000	385,060	0.70
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2029	1,450,000	1,486,062	2.70
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2038	2,750,000	2,630,348	4.78
Long Beach Bond Finance Authority, 5.00%, 8/1/2029	1,175,000	1,222,341	2.22
Los Angeles County Public Works Fin. Authority, 5.00%, 12/1/2017	50,000	53,750	0.10
Los Angeles County Public Works Fin. Authority, 5.00%, 12/1/2025	200,000	212,910	0.39
Los Angeles Municipal Improvement Corp, 5.00%, 1/1/2028	780,000	811,122	1.47
Magnolia School District CA, 5.00%, 8/1/2031	550,000	554,054	1.01
Modesto Irrigation District Financing Authority, 0.74%, 09/01/2027	1,000,000	817,250	1.48
Moreland School District, 0.00%, 08/01/2027	1,000,000	481,800	0.87
Natomas Unified School District, 0.00%, 8/1/2026	1,000,000	514,350	0.93
Natomas Unified School District, 0.00%, 8/1/2027	1,000,000	483,750	0.87
Natomas Unified School District, 5.00%, 8/1/2028	500,000	507,810	0.92
Richmond Joint Powers Financing Authority, 5.75%, 8/1/2029	300,000	320,610	0.58
San Bernardino County, 5.00%, 8/1/2028	670,000	669,283	1.22
State of California, 5.00%, 10/1/2029	1,300,000	1,368,445	2.48
State of California, 5.125%, 10/1/2027	130,000	130,478	0.24
Stockton East Water District, 0.00%, 4/01/2020	1,500,000	1,038,270	1.89
Stockton East Water District, 0.00%, 4/01/2026	2,200,000	1,019,018	1.85
Sweetwater Union High School District, 5.00%, 9/1/2020	500,000	510,280	0.93
Victor Valley Community College District, 5.375%, 8/1/2029	250,000	270,793	0.49
Total California (cost $18,349,722)		18,206,183	33.06
Florida
Florida Department of Children & Families, 5.00%, 10/1/2025	1,500,000	1,590,975	2.89
South Florida Water Management District, 5.00%, 10/1/2036	675,000	684,146	1.24
Total Florida (cost $2,207,004)		2,275,121	4.13

The accompanying notes are an integral part of these financial statements.      3

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
Illinois
Chicago Park District, 5.00%, 1/1/2026	$500,000	$516,230	0.94%
Chicago Park District, 5.00%, 1/1/2027	500,000	511,410	0.93
Chicago Park District, 5.00%, 1/1/2033	850,000	843,821	1.53
Chicago Park District, 5.50%, 1/1/2033	525,000	542,120	0.98
City of Chicago IL Motor Fuel Tax Revenue, 5.25%, 1/1/2020	550,000	550,000	1.00
Illinois Finance Authority, 6.25%, 11/1/2028	525,000	593,303	1.08
Kane Cnty Comm. Unit School Dist. No 304 IL, 5.00%, 1/1/2027	920,000	973,277	1.77
Metropolitan Pier & Exposition Authority, 5.55%, 6/15/2021	550,000	601,431	1.09
Metropolitan Pier & Exposition Authority, 5.50%, 12/15/2023	740,000	829,851	1.51
State of Illinois, 6.00%, 6/15/2023	200,000	241,404	0.44
State of Illinois, 6.00%, 6/15/2025	165,000	199,642	0.36
Township of Campton IL, 4.90%, 12/15/2019	500,000	501,325	0.91
Will Grundy Etc Cnty Community College District No 525, 5.25%, 6/1/2036	825,000	849,387	1.54
Total Illinois (cost $7,478,474)		7,753,201	14.08
Maryland
Montgomery Country Housing Opportunities Commission,
5.00%, 7/1/2031 (cost $629,965)	625,000	639,088	1.16
Massachusetts
City of Lawrence MA, 5.60%, 3/15/2015	260,000	261,092	0.47
Massachusetts Housing Finance Agency, 5.00%, 12/1/2030	1,130,000	1,131,797	2.05
Total Massachusetts (cost $1,397,888)		1,392,889	2.52
Michigan
Michigan State Building Authority, 5.00%, 10/15/2025	500,000	526,515	0.96
Michigan State Building Authority, 5.00%, 10/15/2028	525,000	538,230	0.98
Michigan State Building Authority, 5.20%, 10/15/2031	550,000	574,657	1.04
Michigan State Housing Development Authority, 5.15%, 10/1/2029	1,760,000	1,773,552	3.22
Total Michigan (cost $3,387,446)		3,412,954	6.20
Missouri
St. Louis Municipal Finance Corp, 5.00%, 2/15/2019	450,000	476,690	0.87
St. Louis Municipal Finance Corp, 5.00%, 2/15/2023	265,000	271,561	0.49
Total Missouri (cost $725,652)		748,251	1.36
Nevada
Nevada Housing Division, 5.85%, 10/01/2020 (cost $146,870)	145,000	146,069	0.27
New Jersey
NJ Transportation Trust Fund Authority, 5.00%, 12/15/2024	500,000	557,855	1.01
State of New Jersey, 5.25%, 6/15/2023	750,000	829,208	1.51
Total New Jersey (cost $1,270,719)		1,387,063	2.52

The accompanying notes are an integral part of these financial statements.      4

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
New York
New York City Water & Sewer System, 5.00%, 6/15/2035	$570,000	$577,718	1.05%
New York State Dormitory Authority, 5.75%, 2/15/2015	50,000	50,199	0.09
New York State Dormitory Authority, 5.75%, 2/15/2019	50,000	50,145	0.09
Rensselaer City School District, 5.00%, 6/1/2026	1,000,000	990,930	1.80
Total New York (cost $1,690,427)		1,668,992	3.03
Ohio
American Municipal Power Inc., 5.00%, 2/15/2037 (cost $2,961,594)	2,950,000	2,959,588	5.37
Oregon
OR Housing & Comm. Serv. Dept., 5.05%, 7/1/2026 (cost $245,537)	245,000	248,496	0.45
Pennsylvania
Montgomery County Ind. Dev. Authority PA, 5.00%, 8/1/2024	750,000	800,535	1.45
Southeastern Pennsylvania Transportation Authority, 5.00%, 3/1/2028	420,000	444,847	0.81
Total Pennsylvania (cost $1,178,710)		1,245,382	2.26
Texas
City of Houston TX Utility system Revenue, 5.25%, 5/15/2022	1,750,000	1,782,078	3.23
Dallas/Fort Worth International Airport, 5.25%, 11/1/2028	550,000	589,683	1.07
Dallas/Fort Worth International Airport, 5.25%, 11/1/2032	1,875,000	1,947,844	3.54
Total Texas (cost $4,361,263)		4,319,605	7.84
Virginia
Arlington Country Industrial Development Authority, 5.00%,
7/1/2031 (cost $1,118,357)	1,100,000	1,117,688	2.03
Washington
Bellingham Housing Authority, 5.20%, 11/1/2027	2,000,000	2,048,133	3.72
Central Puget Sound Regional Transit Authority, 4.75%, 2/1/2028	1,715,000	1,735,957	3.15
Port of Seattle WA, 5.00%, 3/1/2035	1,750,000	1,756,178	3.19
State of Washington, 5.35%, 7/1/2027	415,000	440,357	0.80
State of Washington, 5.45%, 7/1/2028	250,000	265,235	0.48
Total Washington (cost $6,305,539)		6,245,860	11.34
Wisconsin
Central Brown Cnty Water Auth., 5.00%, 12/1/2030 (cost $1,003,969)	1,000,000	1,040,380	1.89
Total Municipal Bonds (cost $55,868,007)		56,233,228	102.10
Total Investments in Securities (cost $55,868,007)		$56,233,228	102.10%

The accompanying notes are an integral part of these financial statements.      5

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

		Percentage of
		Partners'
Portfolio Breakdown of Municipal Bonds by Sector	Fair Value	Capital
Airport	$2,537,527	4.61%
City	6,201,782	11.26
Community College	1,120,180	2.03
County	2,260,170	4.10
Essential Service Revenue	9,619,362	17.47
Health Care - Not for Profit	1,710,991	3.11
Higher Education - Public	1,044,210	1.90
Port	1,756,178	3.19
School District	4,388,229	7.97
Special District	3,097,727	5.62
State	15,474,340	28.10
State Housing Finance Agency	4,041,193	7.33
Transportation	2,180,804	3.96
U.S. Government Insured Mortgage	800,535	1.45
Total Investments in Securities	$56,233,228	102.10%

The accompanying notes are an integral part of these financial statements.      6

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

Investment Income
Interest	$2,477,550
Dividends	333
Total investment income	2,477,883
Expenses
Management fees	179,398
Professional fees	100,653
Other expenses	18,899
Total expenses	298,950
Management fees waived	(44,589)
Net expenses	254,361
Net investment income	2,223,522
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments
Net realized gain/(loss) on investments	258,792
Net change in unrealized appreciation/depreciation on investments	(2,148,515)
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments	(1,889,723)
Net increase in partners' capital resulting from operations	$333,799

The accompanying notes are an integral part of these financial statements.      7

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CHANGES IN PARTNERS' CAPITAL
For the Year Ended December 31, 2013

	General	Limited
	Partner	Partners	Total
Operations
Net investment income	$24,016	$2,199,506	$2,223,522
Net realized gain/(loss) on investments	2,582	256,210	258,792
Net change in unrealized appreciation/depreciation on investments	(21,934)	(2,126,581)	(2,148,515)
Net increase in partners' capital resulting from operations	4,664	329,135	333,799
Capital transactions
Capital contributions	-	14,343,126	14,343,126
Capital distributions and withdrawals	-	(13,857,824)	(13,857,824)
Net increase in partners' capital	4,664	814,437	819,101
Partners' capital
Beginning of year	584,361	53,673,861	54,258,222
End of year	$589,025	$54,488,298	$55,077,323

The accompanying notes are an integral part of these financial statements.      8

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2013

Cash flows from operating activities
Net increase in partners' capital resulting from operations	$333,799
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Net realized (gain)/loss on investments	(258,792)
Net change in unrealized appreciation/depreciation on investments	2,148,515
Purchases of investments	(41,658,591)
Sales of investments	30,419,733
Amortization of fixed income security premiums and discounts	(97,086)
Changes in operating assets and liabilities:
Increase in interest receivable	(188,912)
Decrease in prepaid expenses	27,974
Increase in due from affiliate	(6,411)
Increase in accrued expenses	936
Net cash used in operating activities	(9,278,835)
Cash flows from financing activities
Capital contributions	14,093,126
Capital distributions and withdrawals	(9,983,973)
Net cash provided by financing activities	4,109,153
Net decrease in cash and cash equivalents	(5,169,682)
Cash and cash equivalents, beginning of year	7,207,641
Cash and cash equivalents, end of year	$2,037,959

The accompanying notes are an integral part of these financial statements.      9

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013
1. Nature of Operations

The Gurtin National Municipal Value Fund (formerly Gurtin National Municipal Alpha Fund) (the "National Fund"), is an investment series of Gurtin Muni Alpha Funds, LP (the "Partnership"). The Partnership commenced operations on May 3, 2010 and is a Delaware limited partnership, of which Gurtin Fixed Income Funds GP, LLC, a Delaware limited liability company, is the general partner (the "General Partner"). As of February 28, 2013, the General Partner changed the National Fund's name to Gurtin National Municipal Value Fund. Gurtin Fixed Income Management, LLC, a Delaware limited liability company (the "Investment Manager"), is the investment manager for the Partnership. The Partnership will continue from year-to-year and shall only be dissolved as set forth in the limited partnership agreement (the "Agreement") except as otherwise required by law.

The Partnership offers limited partnership interests in the National Fund to qualified limited partners who wish to invest in a collective investment vehicle focused on investments in tax-exempt securities. The investment objective of the National Fund is to provide income exempt from regular Federal income tax while preserving capital and liquidity. The National Fund pursues this objective primarily by investing in Federal tax-exempt, high quality municipal securities of all types that the Investment Manager believes provide opportunistic yields. There is no assurance that the National Fund will achieve its investment objective.

The Partnership has entered into a prime brokerage agreement with a large, U.S. based, financial institution to provide custody services on behalf of the National Fund.

Vastardis Fund Services LLC (the "Administrator") is the administrator for the Partnership and provides full service outsourced accounting and tax services.

Investment in the National Fund may be deemed speculative and involves significant risk factors and is suitable only for sophisticated investors who have limited need for liquidity in their investment and can accept a high degree of risk in their investment.

2. Summary of Significant Accounting Policies
Basis of Accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") using the accrual basis of accounting. The following is a summary of the National Fund's significant accounting policies.

Securities Transactions and Investment Income

Securities held by the National Fund are primarily comprised of fixed income securities. The cost basis and fair values of these securities as of December 31, 2013, are reported in the aggregate in the statement of assets, liabilities and partners' capital and are listed and categorized in the schedule of investments. The net change in the difference between the cost basis of securities and their fair values for the year presented is reported as the net change in unrealized appreciation/depreciation on investments in the statement of operations.

10

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
2. Summary of Significant Accounting Policies (continued)
Securities Transactions and Investment Income (continued)

Securities that are listed on any recognized exchange and are freely transferable shall be valued at their last sales price on the exchange that the General Partner determines is the principal exchange or, if no sales occurred on that date, at the "bid" price at the close of business on that date if held long, and if sold short, at the "ask" price at the close of business on that date. For securities that are not listed on a recognized exchange, the General Partner values the security based on quotations obtained from recognized pricing services or other sources deemed relevant, and are valued based on one or more of the "bid" or "ask" quotations, or at ascertainable prices at the close of business on such day. Market quotations are generally based on valuation pricing models or market transactions of similar securities adjusted for security-specific factors.

Interest income is recognized on an accrual basis. Premiums or discounts on fixed income securities are amortized over the period to maturity or call of the security on an effective yield basis.

The National Fund records its investment transactions on a trade date basis. Realized gains and losses from investment transactions are determined on a specific-cost identification basis and are measured as the difference between net proceeds received and the cost basis of the security at time of sale or disposition.

Cash and Cash Equivalents

The General Partner considers all highly liquid investments with original maturities of three months or less at the time of purchase as cash equivalents. At December 31, 2013, cash equivalents consisted of investments in cash management commingled funds managed by an unaffiliated manager, which are valued at fair value as reported by the manager, its administrator or custodian.

Operating Expenses

The National Fund is responsible for all expenses related to the administration, operations and activities of the Partnership that are attributable to the particular investment series, including fees and expenses incurred in connection with administration, custody, legal services, internal and external accounting, insurance, taxes, trading-related expenses and other out-of-pocket expenses. Partnership expenses not specifically attributable to a particular investment series are allocated among all series on an equitable basis, as determined by the General Partner.

Organizational Costs

Included in prepaid expenses on the statement of assets, liabilities, and partners' capital are $23,965 of organizational costs which have been capitalized and will be amortized on a straight-line basis over five years in accordance with the Agreement. Management has determined that the impact of these organizational costs on the financial statements for the year presented is immaterial.

Income Taxes

As a partnership, the Partnership and the National Fund as an investment series of the Partnership, are not subject to U.S. Federal income taxes; each partner is individually liable for income taxes, if any, on its share of the Partnership's net taxable income.

11

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)

The General Partner accounts for uncertainty in tax positions in accordance with U.S. GAAP, which requires the General Partner to determine whether a tax position of the National Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The General Partner has determined that there was no effect on the financial statements from the application of this authoritative guidance.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, and local jurisdictions, where applicable. As of December 31, 2013, the Partnership remains subject to examination by various tax jurisdictions under their respective statutes of limitations from the fiscal year 2011 forward. There are currently no examinations being conducted of the Partnership by the Internal Revenue Service ("IRS") or any other taxing authority.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Fair Value Measurements

The fair value of an asset or liability is defined as the price that would have been received to sell an asset or paid to transfer a liability to an independent buyer or independent transferee in an orderly transaction in the principal or most advantageous market in which that sale or transfer would be transacted. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The National Fund's assets and liabilities, which are measured and reported at fair value, have been categorized into the following three hierarchical levels based upon the inputs utilized in making their determinations:

Level 1 - Quoted prices in active markets for identical assets or liabilities;

Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), including inputs from markets that are not considered to be active;

Level 3 - Significant unobservable inputs (including the General Partner's own assumptions in determining the fair value of an investment).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant

12

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
3. Fair Value Measurements (continued)

judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include cash equivalents. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments classified within Level 2 are valued using unadjusted quoted prices for identical or similar securities in non-active markets, obtained from qualified independent third party providers. Non-active markets are defined as those securities for which few transactions take place, prices are not current or price quotations vary substantially over time and/or between market makers. These commonly include municipal bonds. As Level 2 investments include positions that are not traded in active markets, valuations may be adjusted to reflect illiquidity, which are generally based on available market information. The General Partner obtains month-end unadjusted quoted prices for all municipal bonds held in the National Fund from two independent third party providers. When the unadjusted quoted prices reported by the two providers for a security differ by five percent or more, the fair value measurement for that security is considered to be the average of the two prices reported.

The following table summarizes the National Fund's assets subject to classification within the above fair value hierarchy levels as of December 31, 2013.

	Level 1	Level 2	Level 3	Total
Assets:
Cash Equivalents	$1,567,970	$-	$-	$1,567,970
Municipal Bonds:
Airport	-	2,537,527	-	2,537,527
City	-	6,201,782	-	6,201,782
Community College	-	1,120,180	-	1,120,180
County	-	2,260,170	-	2,260,170
Essential Service Revenue	-	9,619,362	-	9,619,362
Health Care - Not for Profit	-	1,710,991	-	1,710,991
Higher Education - Public	-	1,044,210	-	1,044,210
Port	-	1,756,178	-	1,756,178
School District	-	4,388,229	-	4,388,229
Special District	-	3,097,727	-	3,097,727
State	-	15,474,340	-	15,474,340
State Housing Fin. Agency	-	4,041,193	-	4,041,193
Transportation	-	2,180,804	-	2,180,804
U.S. Gov't Insured Mortgage	-	800,535	-	800,535
Total Assets	$1,567,970	$56,233,228	$-	$57,801,198

13

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
3. Fair Value Measurements (continued)

Throughout the year, there were no investments valued utilizing significant unobservable inputs. As a result, there are no Level 3 measurements during the year ended December 31, 2013. There were no significant transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2013.

4. Partners' Capital

Limited partner capital contributions may be accepted at the discretion of the General Partner, generally as of the last business day of a calendar month based on the net asset value of the National Fund determined as of the close of business. The General Partner is not required to make capital contributions to the Partnership or National Fund, but may do so in its sole discretion.

The General Partner is responsible for making all determinations, in its sole and absolute discretion, of the amounts, timing, and type of all distributions. All such distributions shall be made pro rata in proportion to each partner's capital account with respect to the National Fund as of the close of business on the last business day of a calendar month. Limited partners may elect to receive a quarterly distribution of 1.125% of their capital account as of the quarters ended December 31, March 31, and June 30, effective and payable on the last business day of the month following such quarter. An annual distribution as of September 30 comprised of cumulative net investment income plus or minus net realized gains or losses, allocated to the capital account and less quarterly distributions since the date of electing to participate in the quarterly distribution program, effective and payable on the last business day of the month following such quarter. For the year ended December 31, 2013, capital distributions paid were $176,937.

Withdrawals of limited partnership interests are not permitted during the six-month period immediately following a limited partner's initial capital contribution. After such period, limited partners may withdraw all or any portion of their capital account upon fifteen (15) days advance written notice to the General Partner effective as of the close of business on the next valuation date. Withdrawals by limited partners may be subject to other requirements and restrictions in accordance with the terms of the Agreement. For the year ended December 31, 2013, capital withdrawals paid were $9,807,036.

5. Allocation of Net Profits and Losses

In accordance with the Agreement, net profits or net losses from the National Fund will be allocated only to the capital accounts of the partners that participate in the National Fund series of partnership interest. The allocation of net profits or net losses occurs at the end of each calendar month and is allocated to National Fund partners in proportion to their respective capital account balances as of the beginning of the calendar month.

6. Management Fee

As of the last business day of each month, the Investment Manager receives a management fee, in arrears, for investment management services provided to the National Fund (the "Management Fee"). The Management Fee is calculated for limited partners with a net capital account balance in all investment series of the Partnership as of the last business day of each calendar month as follows:

14

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
6. Management Fee (continued)

Net capital account balance	Monthly Rate	Per Annum
Less than 500,000 dollars	0.03750%	0.45%
At least 500,000 dollars but below three million dollars	0.02917%	0.35%
At least three million dollars but below ten million dollars	0.02500%	0.30%
At least ten million dollars	0.02083%	0.25%

In accordance with the Agreement, the General Partner may reduce, waive or calculate differently the Management Fee with respect to any limited partner. The General Partner has created a voluntary expense limitation policy whereby cumulative qualifying operating expenses allocated to each partner are limited to 0.13% of each partner's average capital balance over the 12 months of the expense limitation period (the "Voluntary Expense Limitation"). As a cumulative computation, the amount of fees waived for any partner could change from month to month during the expense limitation period.

On May 18, 2012, the General Partner extended the Voluntary Expense Limitation to be in effect for a third year for the period April 30, 2012 through and including April 30, 2013. For the period April 30, 2012 through December 31, 2012, the Investment Manager earned gross Management Fees totaling $105,791, and waived Management Fees of $22,592, resulting in net Management Fees of $83,199. For the year ended December 31, 2012, the Investment Manager earned gross Management Fees totaling $157,324, and waived Management Fees of $30,153, resulting in net Management Fees of $127,171.

On May 29, 2013, the General Partner extended the Voluntary Expense Limitation to be in effect for a fourth year for the period April 30, 2013 through and including April 30, 2014. For the period April 30, 2013 through December 31, 2013, the Investment Manager earned gross Management Fees totaling $120,888, and waived Management Fees of $36,404, resulting in net Management Fees of $84,484. For the year ended December 31, 2013, the Investment Manager earned gross Management Fees totaling $179,398, and waived Management Fees of $44,589, resulting in net Management Fees of $134,809.

The General Partner provides for and bears its own operating expenses such as salaries, rent, and other expenses. Certain operating expenses for accounting, tax, legal and other services are expenses of the Partnership.

7. Administration Fees

The Administrator provides various services to the Partnership with respect to recordkeeping, accounting, financial reporting, tax, and general administration. The National Fund pays the Administrator a fee customary for services of the type rendered by the Administrator and is included in professional fees on the statement of operations.

8. Related Party Transactions

Two affiliates of the General Partner are invested in the National Fund through two limited partners' accounts with a total capital balance of $2,236,986 at December 31, 2013.

15

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
9. Indemnifications

The Partnership has provided general indemnifications to the General Partner, Investment Manager, and their respective principals, members, managers, officers, employees, agents, the Administrator and other affiliates, when they act in good faith in the best interests of the National Fund. The General Partner is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

10. Business Risks

In the normal course of its business, the National Fund enters into transactions in various municipal securities that expose it to various risks. The maximum loss is limited to the National Fund's invested capital.

Market risk is the potential loss the National Fund may incur as a result of changes in the market or fair value of a particular financial instrument. The National Fund's exposure to market risk is determined by a number of factors, including the size, composition, diversification of positions held, interest rates and market volatility. The National Fund attempts to limit its market risk through active portfolio management, which encompasses security selection, portfolio construction and risk management.

Credit risk represents the potential loss that the National Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the National Fund. Credit risk arises from investment activities in debt securities. To manage this risk, the Investment Manager seeks to diversify the National Fund's portfolio with respect to specific sectors and asset classes.

Interest rate risk is the risk that the securities in the National Fund's portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. As the National Fund seeks to maintain a relatively long average duration and maturity, the National Fund may carry more risk and price volatility than a fund that is managed to a shorter average duration and maturity.

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the National Fund. The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the National Fund. In addition, securities markets are subject to comprehensive statutes, regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the National Fund could be substantial and adverse.

The National Fund maintains a custody account with the prime broker. Although the General Partner monitors the prime broker and believes that it is an appropriate custodian, there is no guarantee that the prime broker, or any other custodian that the National Fund may use from time to time, will not become insolvent. While both the

16

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
10. Business Risks (continued)

U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of National Fund assets, the National Fund would not incur losses due to its assets being unavailable for a period of time or, ultimately result in less than full recovery of its assets, or both. Because substantially all of the National Fund's assets are custodied with a single prime broker, such losses could be significant and could materially impair the ability of the National Fund to achieve its investment objective.

11. Financial Highlights

The following are the financial highlights of the National Fund for the year ended December 31, 2013.

Total return	0.56%
Ratios to average limited partners' capital:
Expenses	0.45%
Net investment income	3.87%

Total return is calculated for the year based on the change in limited partners' capital taken as a whole, adjusted for cash flows related to capital contributions, withdrawals or distributions. An individual limited partner's return may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

The ratios to average limited partners' capital are calculated for the year using the time-weighted average limited partners' capital taken as a whole.

The expense ratio is based on the limited partners' proportionate share of the National Fund's net expenses reported in the statement of operations. The net investment income ratio is based on the limited partners' proportionate share of the National Fund's net investment income reported in the statement of operations. An individual limited partner's ratio may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

As discussed in Note 6, the Investment Manager agreed to extend the Voluntary Expense Limitation to be in effect during the year presented. Qualifying expenses, which represent a portion of the total operating expenses reported in the financial statements, exceeded the cumulative Voluntary Expense Limitation for their respective periods (see Note 6) during the year presented and, accordingly, the Investment Manager waived Management Fees equal to the amount by which the qualifying expenses exceeded the related thresholds. The expenses and net investment income ratios shown above are presented net of the waived Management Fees, which were 0.08% of average limited partners' capital.

17

Gurtin National Municipal Value Fund (Formerly Gurtin National Municipal Alpha Fund)
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2013
12. Subsequent Events

The General Partner has evaluated subsequent events through February 28, 2014, which is the date these financial statements were available to be issued, and has determined that except as set forth below, there are no subsequent events that require disclosure.

The National Fund recorded $3,059,719 of distributions and withdrawals in January 2014.

18

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
Financial Statements (Unaudited)
For the Period January 1, 2014 through June 30, 2014

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
INDEX
June 30, 2014

	Page	(s)
Financial Statements (Unaudited)
Statement of Assets, Liabilities and Partners' Capital	1
Schedule of Investments	2-4
Statement of Operations	5
Statement of Changes in Partners' Capital	6
Statement of Cash Flows	7
Notes to Financial Statements	8-15

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL ( UNAUDITED)
June 30, 2014

Assets
Investments in securities, at fair value (cost $84,530,768)	$88,366,000
Cash and cash equivalents	1,729,300
Interest receivable	1,169,274
Prepaid expenses	30,525
Due from affiliate	1,501
Total assets	$91,296,600

Liabilities and Partners' Capital

Liabilities
Withdrawals Payable	$4,963,473
Payable for securities purchased	1,005,839
Accrued expenses	24,511
Interest payable	4,198
Total liabilities	5,998,021

Partners' Capital
General Partner	636,193
Limited partners	84,662,386
Total partners' capital	85,298,579
Total liabilities and partners' capital	$91,296,600

The accompanying notes are an integral part of these financial statements      1

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (UNAUDITED)
June 30, 2014

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities
Municipal Bonds
California
Abag Finance Authority for Nonprofit Corps, 5.00%, 1/1/2033	$1,000,000	$1,085,400	1.27%
Alameda Public Financing Authority, 5.25%, 7/1/2029	1,160,000	1,280,942	1.50
Anaheim Public Financing Authority, 5.00%, 10/1/2021	165,000	170,980	0.20
Bret Harte Union High School District, 4.25%, 9/1/2020	290,000	294,472	0.34
California Health Facilities Financing Authority, 3.75%, 6/1/2032	2,050,000	1,959,513	2.30
California Health Facilities Financing Authority, 5.00%, 11/1/2033	1,000,000	1,013,080	1.19
California Health Facilities Financing Authority, 5.00%, 7/1/2036	1,675,000	1,721,230	2.02
California Infrastructure & Economic Development Bank, 5.00%, 8/15/2023	700,000	787,227	0.92
California Infrastructure & Economic Development Bank, 5.75%, 8/15/2029	500,000	569,000	0.67
California State Public Works Board, 5.00%, 11/1/2031	500,000	527,130	0.62
California State Public Works Board, 5.00%, 11/1/2037	4,100,000	4,479,125	5.25
California State Public Works Board, 5.00%, 12/1/2023	310,000	311,110	0.36
California State Public Works Board, 5.00%, 3/1/2027	1,165,000	1,168,751	1.37
California State Public Works Board, 5.40%, 3/1/2026	500,000	567,955	0.67
California State Public Works Board, 5.75%, 10/1/2030	1,000,000	1,170,820	1.37
California State Public Works Board, 6.00%, 4/1/2027	500,000	588,660	0.69
California State Public Works Board, 6.125%, 11/1/2029	600,000	721,788	0.85
California Statewide Communities Development Authority, 5.40%, 7/1/2031	2,000,000	2,054,460	2.41
Centinela Valley Union High School District, 5.75%, 8/1/2030	1,000,000	1,201,400	1.41
Centinela Valley Union High School District, 5.75%, 8/1/2033	1,910,000	2,266,482	2.66
Chino Valley Unified School District, 0.00%, 8/1/2026	1,000,000	567,840	0.67
City of Fairfield CA, 0.00%, 4/1/2030	2,000,000	944,460	1.11
City of Fresno CA Water System Revenue, 5.25%, 6/1/2018	1,000,000	1,004,180	1.18
Coachella Valley Unified School District/CA, 5.00%, 8/1/2037	2,575,000	2,743,997	3.22
Corona Public Financing Authority, 5.00%, 9/1/2021	250,000	262,530	0.31
Dublin Unified School District, 0.00%, 8/1/2034	2,835,000	913,040	1.07
Fontana Public Finance Authority, 5.25%, 9/1/2019	1,255,000	1,265,642	1.48
Fontana Public Finance Authority, 5.25%, 9/1/2021	780,000	786,583	0.92
Golden State Tobacco Securitization Corp, 4.60%, 6/1/2023	125,000	131,208	0.15
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2035	4,745,000	4,894,953	5.74
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2038	4,000,000	4,105,000	4.81
Kings Canyon Joint Unified School District, 0.00%, 8/1/2022	1,000,000	780,040	0.91
Live Oak Unified School District, 4.90%, 8/1/2029	315,000	316,301	0.37
Los Angeles Community Redevelopment Agency, 5.00%, 9/1/2037	1,000,000	1,018,840	1.19

The accompanying notes are an integral part of these financial statements      2

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2014

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
California (continued)
Los Angeles County Public Works Financing Authority, 5.00%, 12/1/2026	$655,000	$693,455	0.81%
Los Angeles County Public Works Financing Authority, 5.00%, 6/1/2021	230,000	230,860	0.27
Los Angeles County Schools Regionalized Business Services Corp, 4.75%, 6/1/2027	1,150,000	1,177,968	1.38
Los Angeles Municipal Improvement Corp, 5.00%, 8/1/2023	2,000,000	2,007,560	2.35
Magnolia California School District, 5.00%, 8/1/2031	550,000	557,585	0.65
Modesto Irrigation District Financing Authority, 0.732%, 9/1/2027	3,185,000	2,900,866	3.40
Natomas Unified School District California, 5.00%, 8/1/2028	785,000	794,035	0.93
Oakland Unified School District Alameda County, 5.00%, 8/1/2026	1,540,000	1,545,375	1.81
Oakland Unified School District Alameda County, 6.625%, 8/1/2038	2,650,000	3,154,640	3.70
Oxnard School District, 5.75%, 8/1/2030	770,000	905,120	1.06
Peralta Community College District, 5.00%, 8/1/2030	1,675,000	1,718,852	2.02
Placentia-Yorba Linda Unified School District, 5.00%, 10/1/2030	400,000	409,744	0.48
Port of Oakland, 5.00%, 5/1/2033	2,500,000	2,678,775	3.14
Rancho Mirage Joint Powers Financing Authority, 5.875%, 7/1/2026	1,800,000	1,800,288	2.11
Salinas Union High School District, 0.00%, 10/1/2024	1,200,000	811,260	0.95
San Bernardino County, 4.75%, 8/1/2028	1,275,000	1,276,683	1.50
San Bernardino County, 5.00%, 8/1/2028	1,400,000	1,400,994	1.64
San Bernardino Municipal Water Department, 5.00%, 2/1/2017	275,000	275,743	0.32
San Diego Public Facilities Financing Authority, 5.25%, 4/15/2029	1,000,000	1,122,740	1.32
San Jose Evergreen Community College District, 0.00%, 9/1/2028	650,000	324,938	0.38
San Mateo Union High School District, 0.00%, 9/1/2025	1,000,000	613,920	0.72
Santa Clara County Board of Education, 5.00%, 4/1/2025	1,000,000	1,000,640	1.17
Santa Monica Public Financing Authority, 5.00%, 7/1/2033	2,575,000	2,583,729	3.03
Saugus/Hart School Facilities Financing Authority, 5.125%, 9/1/2026	500,000	525,115	0.62
Saugus/Hart School Facilities Financing Authority, 5.25%, 9/1/2027	240,000	244,548	0.29
Sierra View Local Health Care District, 5.25%, 7/1/2037	2,355,000	2,416,065	2.83
State of California, 4.95%, 12/1/2028	1,275,000	1,346,387	1.58
State of California, 5.00%, 10/1/2028	5,000	5,019	0.01
State of California, 5.125%, 10/1/2027	135,000	135,551	0.16
State of California, 5.75%, 5/1/2030	85,000	85,375	0.10
Stockton Unified School District, 5.00%, 7/1/2027	775,000	860,963	1.01
Stockton-East Water District, 0.00%, 4/1/2021	3,300,000	2,214,234	2.60
Stockton-East Water District, 0.00%, 4/1/2025	2,000,000	1,049,720	1.23
Sweetwater Union High School District, 5.00%, 8/1/2029	3,000,000	3,011,550	3.53

The accompanying notes are an integral part of these financial statements      3

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2014

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
California (continued)
Tulare County Board of Education, 5.375%, 5/1/2033	$1,600,000	$1,754,192	2.06%
Victor Valley Community College District, 5.375%, 8/1/2029	250,000	287,725	0.34
Walnut Valley Unified School District, 0.00%, 8/1/2027	1,355,000	769,647	0.90
Total California (cost $84,530,768)		88,366,000	103.60
Total Municipal Bonds (cost $84,530,768)		88,366,000	103.60
Total Investments in Securities (cost $84,530,768)		$88,366,000	103.60%

		Percentage of
		Partners'
Portfolio Breakdown of Municipal Bonds by Sector	Fair Value	Capital
City	$8,028,785	9.41%
Community College	2,067,250	2.42
County	4,620,832	5.42
Essential Service Revenue	9,841,124	11.54
Health Care - Not for Profit	2,416,065	2.83
Higher Education - Public	1,095,085	1.28
Port	2,678,775	3.14
Prerefunded/ETM	2,380,853	2.79
School District	28,259,799	33.14
State	24,922,972	29.22
State Housing Finance Agency	2,054,460	2.41
Total Investments in Securities	$88,366,000	103.60%

The accompanying notes are an integral part of these financial statements      4

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period January 1, 2014 through June 30, 2014

Investment Income
Interest	$2,045,420
Total investment income	2,045,420

Expenses
Management fees	141,761
Professional fees	59,176
Other expenses	9,110
Total expenses	210,047
Management fees waived	(11,621)
Net expenses	198,426
Net investment income	1,846,994

Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments
Net realized gain/(loss) on investments	620,359
Net change in unrealized appreciation/depreciation on investments	3,098,917
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments	3,719,276
Net increase in partners' capital resulting from operations	$5,566,270

The accompanying notes are an integral part of these financial statements      5

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CHANGES IN PARTNERS' CAPITAL (UNAUDITED)
For the Period January 1, 2014 through June 30, 2014

	General	Limited
	Partner	Partners	Total
Operations
Net investment income	$14,007	$1,832,987	$1,846,994
Net realized gain/(loss) on investments	4,413	615,946	620,359
Net change in unrealized appreciation/depreciation on investments	22,022	3,076,895	3,098,917
Net increase in partners' capital resulting from operations	40,442	5,525,828	5,566,270

Capital transactions
Capital contributions	-	6,597,021	6,597,021
Capital distributions and withdrawals	-	(10,431,254)	(10,431,254)
Net increase in partners' capital	40,442	1,691,595	1,732,037

Partners' capital
Beginning of period	595,751	82,970,791	83,566,542
End of period	$636,193	$84,662,386	$85,298,579

The accompanying notes are an integral part of these financial statements      6

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CASH FLOWS (UNAUDITED)
For the Period January 1, 2014 through June 30, 2014

Cash flows from operating activities
Net increase in partners' capital resulting from operations	$5,566,270
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Net realized (gain)/loss on investments	(620,359)
Net change in unrealized (appreciation)/depreciation on investments	(3,098,917)
Purchases of investments	(20,389,854)
Sales of investments	18,240,384
Amortization of fixed income security premiums and discounts	(241,975)
Changes in operating assets and liabilities:
Increase in interest receivable	(175,146)
Increase in prepaid expenses	(6,560)
Decrease in due from affiliate	5,119
Increase in accrued expenses	269
Increase in accrued interest payable	4,198
Net cash used in operating activities	(716,571)

Cash flows from financing activities
Capital contributions	6,597,021
Capital distributions and withdrawals	(6,517,534)
Net cash provided by financing activities	79,487
Net decrease in cash and cash equivalents	(637,084)
Cash and cash equivalents, beginning of period	2,366,384
Cash and cash equivalents, end of period	$1,729,300

The accompanying notes are an integral part of these financial statements      7

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2014
1. Nature of Operations

The Gurtin California Municipal Value Fund (the "California Fund") is an investment series of Gurtin Muni Alpha Funds, LP (the "Partnership"). The Partnership commenced operations on May 3, 2010 and is a Delaware limited partnership, of which Gurtin Fixed Income Funds GP, LLC, a Delaware limited liability company, is the general partner (the "General Partner"). Gurtin Fixed Income Management, LLC, a Delaware limited liability company (the "Investment Manager"), is the investment manager for the Partnership. The Partnership will continue from year-to-year and shall only be dissolved as set forth in the limited partnership agreement (the "Agreement") except as otherwise required by law.

The Partnership offers limited partnership interests in the California Fund to qualified limited partners who wish to invest in a collective investment vehicle focused on investments in tax-exempt securities. The investment objective of the California Fund is to provide income exempt from regular Federal income tax and California state personal income tax while preserving capital and liquidity. The California Fund pursues this objective primarily by investing in Federal and California state tax-exempt, high quality municipal securities of all types that the Investment Manager believes provide opportunistic yields. There is no assurance that the California Fund will achieve its investment objective.

The Partnership has entered into a prime brokerage agreement with a large, U.S. based, financial institution to provide custody services on behalf of the California Fund.

Conifer Financial Services, LLC (the "Administrator") formerly known as Vastardis Fund Services, LLC is the administrator for the Partnership and provides full service outsourced accounting and tax services.

Investment in the California Fund may be deemed speculative and involves significant risk factors and is suitable only for sophisticated investors who have limited need for liquidity in their investment and can accept a high degree of risk in their investment.

2. Summary of Significant Accounting Policies
Basis of Accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") using the accrual basis of accounting. The following is a summary of the California Fund's significant accounting policies.

Securities Transactions and Investment Income

Securities held by the California Fund are primarily comprised of fixed income securities. The cost basis and fair values of these securities as of June 30, 2014, are reported in the aggregate in the statement of assets, liabilities and partners' capital and are listed and categorized in the schedule of investments. The net change in the difference between the cost basis of securities and their fair values for the period presented is reported as the net change in unrealized appreciation/depreciation on investments in the statement of operations.

Securities that are listed on any recognized exchange and are freely transferable shall be valued at their last sales price on the exchange that the General Partner determines is the principal exchange or, if no sales

8

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
2. Summary of Significant Accounting Policies (continued)
Securities Transactions and Investment Income (continued)

occurred on that date, at the "bid" price at the close of business on that date if held long, and if sold short, at the "ask" price at the close of business on that date. For securities that are not listed on a recognized exchange, the General Partner values the security based on quotations obtained from recognized pricing services or other sources deemed relevant, and are valued based on one or more of the "bid" or "ask" quotations, or at ascertainable prices at the close of business on such day. Market quotations are generally based on valuation pricing models or market transactions of similar securities adjusted for security-specific factors.

Interest income is recognized on an accrual basis. Premiums or discounts on fixed income securities are amortized over the period to maturity or call of the security on an effective yield basis.

The California Fund records its investment transactions on a trade date basis. Realized gains and losses from investment transactions are determined on a specific-cost identification basis and are measured as the difference between net proceeds received and the cost basis of the security at time of sale or disposition.

Cash and Cash Equivalents

The General Partner considers all highly liquid investments with original maturities of three months or less at the time of purchase as cash equivalents. At June 30, 2014, cash equivalents consisted of investments in cash management commingled funds managed by an unaffiliated manager, which are valued at fair value as reported by the manager, its administrator or custodian.

Operating Expenses

The California Fund is responsible for all expenses related to the administration, operations and activities of the Partnership that are attributable to the particular investment series, including fees and expenses incurred in connection with administration, custody, legal services, internal and external accounting, insurance, taxes, trading-related expenses and other out-of-pocket expenses. Partnership expenses not specifically attributable to a particular investment series are allocated among all series on an equitable basis, as determined by the General Partner.

Organizational Costs

Included in prepaid expenses on the statement of assets, liabilities, and partners' capital are $14,978 of organizational costs which have been capitalized and will be amortized on a straight-line basis over five years in accordance with the Agreement. Management has determined that the impact of these organizational costs on the financial statements for the period presented is immaterial.

Income Taxes

As a partnership, the Partnership and the California Fund as an investment series of the Partnership are not subject to U.S. Federal income taxes; each partner is individually liable for income taxes, if any, on its share of the Partnership's net taxable income.

9

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)

The General Partner accounts for uncertainty in tax positions in accordance with U.S. GAAP, which requires the General Partner to determine whether a tax position of the California Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The General Partner has determined that there was no effect on the financial statements from the application of this authoritative guidance.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, and local jurisdictions, where applicable. As of June 30, 2014, the Partnership remains subject to examination by various tax jurisdictions under their respective statutes of limitations from the year 2011 forward. There are currently no examinations being conducted of the Partnership by the Internal Revenue Service ("IRS") or any other taxing authority.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Fair Value Measurements

The fair value of an asset or liability is defined as the price that would have been received to sell an asset or paid to transfer a liability to an independent buyer or independent transferee in an orderly transaction in the principal or most advantageous market in which that sale or transfer would be transacted. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The California Fund's assets and liabilities, which are measured and reported at fair value, have been categorized into the following three hierarchical levels based upon the inputs utilized in making their determinations:

Level 1 - Quoted prices in active markets for identical assets or liabilities;

Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), including inputs from markets that are not considered to be active;

Level 3 - Significant unobservable inputs (including the General Partner's own assumptions in determining the fair value of an investment).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial

10

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
3. Fair Value Measurements (continued)

instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include cash equivalents. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments classified within Level 2 are valued using unadjusted quoted prices for identical or similar securities in non-active markets, obtained from qualified independent third party providers. Non-active markets are defined as those securities for which few transactions take place, prices are not current or price quotations vary substantially over time and/or between market makers. These commonly include municipal bonds. As Level 2 investments include positions that are not traded in active markets, valuations may be adjusted to reflect illiquidity, which are generally based on available market information. The General Partner obtains month-end unadjusted quoted prices for all municipal bonds held in the California Fund from two independent third party providers. When the unadjusted quoted prices reported by the two providers for a security differ by five percent or more, the fair value measurement for that security is considered to be the average of the two prices reported.

The following table summarizes the California Fund's assets subject to classification within the above fair value hierarchy levels as of June 30, 2014.

	Level 1	Level 2	Level 3	Total
Assets:
Cash Equivalents	$1,729,300	$-	$-	$1,729,300
Municipal Bonds:
City	-	8,028,785	-	8,028,786
Community College	-	2,067,250	-	2,067,250
County	-	4,620,832	-	4,620,832
Essential Service Revenue	-	9,841,124	-	9,841,124
Health Care - Not for Profit	-	2,416,065	-	2,416,065
Higher Education - Public	-	1,095,085	-	1,095,085
Port	-	2,678,775	-	2,678,775
Prerefunded / ETM	-	2,380,853	-	2,380,853
School District	-	28,259,799	-	28,259,799
State	-	24,922,972	-	24,922,971
State Housing Fin. Agency	-	2,054,460	-	2,054,460
Total Assets	$1,729,300	$88,366,000	$-	$90,095,300

Throughout the period, there were no investments valued utilizing significant unobservable inputs. As a result, there are no Level 3 measurements during the period ended June 30, 2014. There were no significant transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2014.

11

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
4. Partners' Capital

Limited partner capital contributions may be accepted at the discretion of the General Partner, generally as of the last business day of a calendar month based on the net asset value of the California Fund determined as of the close of business. The General Partner is not required to make capital contributions to the Partnership or California Fund, but may do so in its sole discretion.

The General Partner is responsible for making all determinations, in its sole and absolute discretion, of the amounts, timing, and type of all distributions. All such distributions shall be made pro rata in proportion to each partner's capital account with respect to the California Fund as of the close of business on the last business day of a calendar month. Limited partners may elect to receive a quarterly distribution of 1.125% of their capital account as of the quarters ended December 31, March 31, and June 30, effective and payable on the last business day of the month following such quarter. An annual distribution as of September 30 comprised of cumulative net investment income plus or minus net realized gains or losses, allocated to the capital account and less quarterly distributions since the date of electing to participate in the quarterly distribution program, effective and payable on the last business day of the month following such quarter. For the period January 1, 2014 through June 30, 2014, capital distributions paid were $411,083.

Withdrawals of limited partnership interests are not permitted during the six-month period immediately following a limited partner's initial capital contribution. After such period, limited partners may withdraw all or any portion of their capital account upon fifteen (15) days advance written notice to the General Partner effective as of the close of business on the next valuation date. Withdrawals by limited partners may be subject to other requirements and restrictions in accordance with the terms of the Agreement. For the period January 1, 2014 through June 30, 2014, capital withdrawals paid were $5,056,698.

As of June 30, 2014, 14.14% of the California Fund's total partners' capital is held by one limited partner.

5. Allocation of Net Profits and Losses

In accordance with the Agreement, net profits or net losses from the California Fund will be allocated only to the capital accounts of the partners that participate in the California Fund series of partnership interest. The allocation of net profits or net losses occurs at the end of each calendar month and is allocated to California Fund partners in proportion to their respective capital account balances as of the beginning of the calendar month.

6. Management Fee

As of the last business day of each month, the Investment Manager receives a management fee, in arrears, for investment management services provided to the California Fund (the "Management Fee"). The Management Fee is calculated for limited partners with a net capital account balance in all investment series of the Partnership as of the last business day of each calendar month as follows:

Net capital account balance	Monthly Rate	Per Annum
Less than 500,000 dollars	0.03750%	0.45%
At least 500,000 dollars but below three million dollars	0.02917%	0.35%
At least three million dollars but below ten million dollars	0.02500%	0.30%
At least ten million dollars	0.02083%	0.25%

12

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
6. Management Fee (continued)

In accordance with the Agreement, the General Partner may reduce, waive or calculate differently the Management Fee with respect to any limited partner. The General Partner has created a voluntary expense limitation policy whereby cumulative qualifying operating expenses allocated to each partner are limited to 0.13% of each partner's average capital balance over the 12 months of the expense limitation period (the "Voluntary Expense Limitation"). As a cumulative computation, the amount of fees waived for any partner could change from month to month during the expense limitation period.

On May 19, 2013, the General Partner extended the Voluntary Expense Limitation to be in effect for a fourth year for the period April 30, 2013 through and including April 30, 2014. For the period April 30, 2013 through December 31, 2013, the Investment Manager earned gross Management Fees totaling $174,921, and waived Management Fees of $26,096, resulting in net Management Fees of $148,825. For the year ended December 31, 2013, the Investment Manager earned gross Management Fees totaling $257,203, and waived Management Fees of $31,500, resulting in net Management Fees of $225,703.

On May 30, 2014, the General Partner extended the Voluntary Expense Limitation to be in effect for a fifth year for the period April 30, 2014 through and including April 30, 2015. For the period April 30, 2014 through June 30, 2014, the Investment Manager earned gross Management Fees totaling $48,595, and waived Management Fees of $2,723, resulting in net Management Fees of $45,872. For the period January 1, 2014 through June 30, 2014, the Investment Manager earned gross Management Fees totaling $141,761, and waived Management Fees of $11,621, resulting in net Management Fees of $130,140.

The General Partner provides for and bears its own operating expenses such as salaries, rent, and other expenses. Certain operating expenses for accounting, tax, legal and other services are expenses of the Partnership.

7. Administration Fees

The Administrator provides various services to the Partnership with respect to recordkeeping, accounting, financial reporting, tax, and general administration. The California Fund pays the Administrator a fee customary for services of the type rendered by the Administrator and is included in professional fees on the statement of operations.

8. Related Party Transactions

An affiliate of the General Partner is invested in the California Fund through one limited partner account with a capital balance of $1,258,670 at June 30, 2014.

9. Indemnifications

The Partnership has provided general indemnifications to the General Partner, Investment Manager, and their respective principals, members, managers, officers, employees, agents, the Administrator and other affiliates, when they act in good faith in the best interests of the California Fund. The General Partner is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

13

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
10. Business Risks

In the normal course of its business, the California Fund enters into transactions in various municipal securities that expose it to various risks. The maximum loss is limited to the California Fund's invested capital.

Market risk is the potential loss the California Fund may incur as a result of changes in the market or fair value of a particular financial instrument. The California Fund's exposure to market risk is determined by a number of factors, including the size, composition, diversification of positions held, interest rates and market volatility. The California Fund attempts to limit its market risk through active portfolio management, which encompasses security selection, portfolio construction and risk management.

Credit risk represents the potential loss that the California Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the California Fund. Credit risk arises from investment activities in debt securities. To manage this risk, the Investment Manager seeks to diversify the California Fund's portfolio with respect to specific sectors and asset classes.

Interest rate risk is the risk that the securities in the California Fund's portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. As the California Fund seeks to maintain a relatively long average duration and maturity, the California Fund may carry more risk and price volatility than a fund that is managed to a shorter average duration and maturity.

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the California Fund. The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the California Fund. In addition, securities markets are subject to comprehensive statutes, regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the California Fund could be substantial and adverse.

The California Fund maintains a custody account with the prime broker. Although the General Partner monitors the prime broker and believes that it is an appropriate custodian, there is no guarantee that the prime broker, or any other custodian that the California Fund may use from time to time, will not become insolvent. While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of California Fund assets, the California Fund would not incur losses due to its assets being unavailable for a period of time or, ultimately result in less than full recovery of its assets, or both. Because substantially all of the California Fund's assets are custodied with a single prime broker, such losses could be significant and could materially impair the ability of the California Fund to achieve its investment objective.

14

Gurtin California Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
11. Financial Highlights

The following are the financial highlights of the California Fund for the period January 1, 2014 through June 30, 2014.

Total return	6.63%

Ratios to average limited partners' capital:
Expenses	0.48%
Net investment income	4.26%

Total return is calculated for the year based on the change in limited partners' capital taken as a whole, adjusted for cash flows related to capital contributions, withdrawals or distributions. An individual limited partner's return may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

The ratios to average limited partners' capital are calculated for the year using the time-weighted average limited partners' capital taken as a whole. In determining the ratios to average limited partners' capital, all income and expenses have been annualized, except for waivers related to the Voluntary Expense Limitation.

The expense ratio is based on the limited partners' proportionate share of the California Fund's net expenses reported in the statement of operations. The net investment income ratio is based on the limited partners' proportionate share of the California Fund's net investment income reported in the statement of operations. An individual limited partner's ratio may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

As discussed in Note 6, the Investment Manager agreed to extend the Voluntary Expense Limitation to be in effect during the period presented. Qualifying expenses, which represent a portion of the total operating expenses reported in the financial statements, exceeded the cumulative Voluntary Expense Limitation for their respective periods (see Note 6) during the period presented and, accordingly, the Investment Manager waived Management Fees equal to the amount by which the qualifying expenses exceeded the related thresholds. The expenses and net investment income ratios shown above are presented net of the waived Management Fees, which were 0.01% of average limited partners' capital.

12. Subsequent Events

The General Partner has evaluated subsequent events through November 3, 2014, which is the date these financial statements were available to be issued, and has determined that there are no subsequent events that would require adjustment to these financial statements or, except as set forth below, additional disclosure.

The General Partner intends to execute a transaction whereby the California Fund will transfer substantially all of its portfolio securities to a newly registered mutual fund, whose investment advisor will be [affiliates of ] the General Partner and will have substantially the same investment strategy as the California Fund, in exchange for ownership interests in the newly registered mutual fund which will be exchanged, in kind, for the partnership interests held by the then current investors in the California Fund. There can be no assurances that the contemplated transaction will be consummated. No adjustments have been made to the accompanying financial statements in respect of the contemplated transaction.

15

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
Financial Statements (Unaudited)
For the Period January 1, 2014 through June 30, 2014

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
INDEX
June 30, 2014

	Page	(s)
Financial Statements (Unaudited)
Statement of Assets, Liabilities and Partners' Capital	1
Schedule of Investments	2-4
Statement of Operations	5
Statement of Changes in Partners' Capital	6
Statement of Cash Flows	7
Notes to Financial Statements	8-16

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL (UNAUDITED)
June 30, 2014

Assets
Investments in securities, at fair value (cost $44,000,609)	$45,627,709
Cash and cash equivalents	969,761
Interest receivable	532,361
Prepaid expenses	31,026
Due from affiliate	3,127
Total assets	$47,163,984

Liabilities and Partners' Capital
Liabilities
Withdrawals payable	$518,086
Accrued expenses	12,717
Total liabilities	530,803

Partners' Capital
General Partner	627,737
Limited partners	46,005,444
Total partners' capital	46,633,181
Total liabilities and partners' capital	$47,163,984

The accompanying notes are an integral part of these financial statements.      1

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (UNAUDITED)
June 30, 2014

			Percentage of
	Principal		Partners'
Description	Amount	Fair Value	Capital
Investments in Securities
Municipal Bonds
Arizona
Country of Pinal AZ, 5.00%, 12/1/2029 (cost $1,306,873)	$1,310,000	$1,320,952	2.83%
Arkansas
Arkansas Development Fin. Auth., 5.55%, 4/01/2021 (cost $91,751)	90,000	91,943	0.20
California
California Health Facilities Financing Authority, 5.00%, 4/1/2025	550,000	560,525	1.20
California Health Facilities Financing Authority, 5.00%, 7/1/2026	740,000	769,055	1.71
California State Public Works Board, 5.40%, 10/1/2022	500,000	502,005	1.08
California State Public Works Board, 5.625%, 3/1/2030	500,000	565,710	1.21
California State Public Works Board, 5.00%, 11/1/2037	2,875,000	3,140,849	6.74
City of Fairfield CA, 0.00%, 4/1/2030	1,000,000	472,230	1.01
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2029	1,450,000	1,631,917	3.50
Golden State Tobacco Securitization Corp, 5.00%, 6/1/2038	2,750,000	2,822,188	6.05
Los Angeles County Public Works Fin. Authority, 5.00%, 12/1/2017	50,000	53,242	0.11
Los Angeles County Public Works Fin. Authority, 5.00%, 12/1/2025	200,000	212,036	0.45
Magnolia School District CA, 5.00%, 8/1/2031	550,000	557,585	1.20
Modesto Irrigation District Financing Authority, 0.732%, 09/01/2027	1,000,000	910,790	1.95
Moreland School District, 0.00%, 08/01/2027	1,000,000	487,360	1.05
Natomas Unified School District, 0.00%, 8/1/2026	1,000,000	540,170	1.16
Natomas Unified School District, 0.00%, 8/1/2027	1,000,000	508,020	1.09
Natomas Unified School District, 5.00%, 8/1/2028	500,000	505,755	1.08
San Bernardino County, 5.00%, 8/1/2028	670,000	670,476	1.44
State of California, 5.125%, 10/1/2027	130,000	130,530	0.28
Stockton East Water District, 0.00%, 4/01/2020	1,500,000	1,069,815	2.29
Stockton East Water District, 0.00%, 4/01/2026	2,200,000	1,086,118	2.33
Victor Valley Community College District, 5.375%, 8/1/2029	250,000	287,725	0.62
Total California (cost $16,858,982)		17,511,101	37.55
Florida
South Florida Water Management District, 5.00%, 10/1/2036	675,000	720,488	1.55
South Miami Health Facilities Authority, 5.00%, 8/15/2032	2,675,000	2,801,073	6.00
Total Florida (cost $3,379,921)		3,521,561	7.55
Illinois
Chicago Park District, 5.00%, 1/1/2027	500,000	546,230	1.17
Chicago Park District, 5.00%, 1/1/2033	850,000	906,168	1.94
Chicago Park District, 5.50%, 1/1/2033	525,000	598,778	1.28
Illinois Finance Authority, 6.25%, 11/1/2028	525,000	611,347	1.31
Township of Campton IL, 4.90%, 12/15/2019	500,000	501,690	1.08
Will Grundy Etc Cnty Community College District No 525, 5.25%, 6/1/2036	825,000	910,701	1.95
Total Illinois (cost $3,801,043)		4,074,914	8.73
Maryland
Montgomery Country Housing Opportunities Commission,
5.00%, 7/1/2031 (cost $629,874)	625,000	666,819	1.43

The accompanying notes are an integral part of these financial statements.      2

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2014

			Percentage of
Principal			Partners'
Description	Amount	Fair Value	Capital
Investments in Securities (continued)
Municipal Bonds (continued)
Massachusetts
City of Lawrence MA, 5.60%, 3/15/2015	$260,000	$261,115	0.56%
Massachusetts Housing Finance Agency, 5.00%, 12/1/2030	1,130,000	1,166,149	2.50
Total Massachusetts (cost $1,397,692)	1,427,264		3.06
Michigan
Michigan State Building Authority, 5.00%, 10/15/2025	500,000	527,820	1.13
Michigan State Building Authority, 5.00%, 10/15/2028	525,000	548,746	1.18
Michigan State Building Authority, 5.20%, 10/15/2031	550,000	610,434	1.31
Michigan State Housing Development Authority, 5.15%, 10/1/2029	1,760,000	1,772,654	3.80
Total Michigan (cost $3,386,303)	3,459,654		7.42
Missouri
St. Louis Municipal Finance Corp, 5.00%, 2/15/2023 (cost $267,396)	265,000	274,582	0.59
Nevada
Nevada Housing Division, 5.85%, 10/01/2020 (cost $146,755)	145,000	145,957	0.31
New York
City of New York NY, 5.25%, 8/15/2020	925,000	930,929	2.00
New York State Dormitory Authority, 5.75%, 2/15/2015	50,000	50,210	0.11
New York State Dormitory Authority, 5.75%, 2/15/2019	50,000	50,162	0.11
Rensselaer City School District, 5.00%, 6/1/2026	1,000,000	1,010,470	2.17
Schenectady Metroplex Development Authority NY, 5.50%, 8/1/2033	1,410,000	1,594,992	3.41
Total New York (cost $3,546,254)		3,636,763	7.80
Ohio
American Municipal Power Inc., 5.00%, 2/15/2037	2,950,000	3,176,236	6.81
County of Franklin OH, 5.00%, 5/1/2035	450,000	462,411	0.99
Gallia County Local School District, 5.00%, 12/1/2030	825,000	872,528	1.87
Total Ohio (cost $4,255,653)		4,511,175	9.67
Oregon
OR Housing & Comm. Serv. Dept., 5.05%, 7/1/2026 (cost $175,372)	175,000	181,039	0.39
Washington
Central Puget Sound Regional Transit Authority, 4.75%, 2/1/2028	1,715,000	1,734,808	3.72
Port of Seattle WA, 5.00%, 3/1/2035	1,750,000	1,789,778	3.84
State of Washington, 5.35%, 7/1/2027	415,000	471,511	1.01
State of Washington, 5.45%, 7/1/2028	250,000	282,588	0.61
Total Washington (cost $4,254,794)		4,278,685	9.18
Wisconsin
Central Brown Cnty Water Auth., 5.00%, 12/1/2030 (cost $501,946)	500,000	525,300	1.13
Total Municipal Bonds (cost $44,000,609)		45,627,709	97.84
Total Investments in Securities (cost $44,000,609)		$45,627,709	97.84%

The accompanying notes are an integral part of these financial statements.      3

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2014

		Percentage of
		Partners'
Portfolio Breakdown of Municipal Bonds by Sector	Fair Value	Capital
City	$776,272	1.66%
Community College	1,198,426	2.57
County	2,256,705	4.84
Essential Service Revenue	7,240,488	15.53
Health Care - Not for Profit	3,874,831	8.31
Higher Education - Public	1,067,715	2.29
Port	1,789,778	3.84
Prerefunded / ETM	956,836	2.05
School District	3,471,418	7.44
Special District	4,366,657	9.36
State	12,869,214	27.60
State Housing Finance Agency	4,024,561	8.63
Transportation	1,734,808	3.72
Total Investments in Securities	$45,627,709	97.84%

The accompanying notes are an integral part of these financial statements.      4

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period January 1, 2014 through June 30, 2014

Investment Income
Interest	$1,157,571
Total investment income	1,157,571
Expenses
Management fees	76,259
Professional fees	44,776
Organizational expenses	8,987
Other expenses	125
Total expenses	130,147
Management fees waived	(20,649)
Net expenses	109,498
Net investment income	1,048,073
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments
Net realized gain/(loss) on investments	937,242
Net change in unrealized appreciation/depreciation on investments	1,261,879
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments	2,199,121
Net increase in partners' capital resulting from operations	$3,247,194

The accompanying notes are an integral part of these financial statements.      5

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CHANGES IN PARTNERS' CAPITAL (UNAUDITED)
For the Period January 1, 2014 through June 30, 2014

	General	Limited
	Partner	Partners	Total
Operations
Net investment income	$13,302	$1,034,771	$1,048,073
Net realized gain/(loss) on investments	10,326	926,916	937,242
Net change in unrealized appreciation/depreciation on investments	15,084	1,246,795	1,261,879
Net increase in partners' capital resulting from operations	38,712	3,208,482	3,247,194
Capital transactions
Capital contributions	-	1,350,000	1,350,000
Capital distributions and withdrawals	-	(13,041,336)	(13,041,336)
Net increase (decrease) in partners' capital	38,712	(8,482,854)	(8,444,142)
Partners' capital
Beginning of period	589,025	54,488,298	55,077,323
End of period	$627,737	$46,005,444	$46,633,181

The accompanying notes are an integral part of these financial statements.      6

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
STATEMENT OF CASH FLOWS (UNAUDITED)
For the Period January 1, 2014 through June 30, 2014

Cash flows from operating activities
Net increase in partners' capital resulting from operations	$3,247,194
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Net realized (gain)/loss on investments	(937,242)
Net change in unrealized appreciation/depreciation on investments	(1,261,879)
Purchases of investments	(9,594,754)
Sales of investments	22,538,965
Amortization of fixed income security premiums and discounts	(139,571)
Changes in operating assets and liabilities:
Decrease in interest receivable	133,643
Increase in prepaid expenses	(7,061)
Decrease in due from affiliate	5,643
Decrease in accrued expenses	(6,035)
Net cash provided by operating activities	13,978,903
Cash flows from financing activities
Capital contributions	1,350,000
Capital distributions and withdrawals	(16,397,101)
Net cash used in financing activities	(15,047,101)
Net decrease in cash and cash equivalents	(1,068,198)
Cash and cash equivalents, beginning of period	2,037,959
Cash and cash equivalents, end of period	$969,761

The accompanying notes are an integral part of these financial statements.      7

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2-14
1. Nature of Operations

The Gurtin National Municipal Value Fund (the "National Fund"), is an investment series of Gurtin Muni Alpha Funds, LP (the "Partnership"). The Partnership commenced operations on May 3, 2010 and is a Delaware limited partnership, of which Gurtin Fixed Income Funds GP, LLC, a Delaware limited liability company, is the general partner (the "General Partner"). Gurtin Fixed Income Management, LLC, a Delaware limited liability company (the "Investment Manager"), is the investment manager for the Partnership. The Partnership will continue from year-to-year and shall only be dissolved as set forth in the limited partnership agreement (the "Agreement") except as otherwise required by law.

The Partnership offers limited partnership interests in the National Fund to qualified limited partners who wish to invest in a collective investment vehicle focused on investments in tax-exempt securities. The investment objective of the National Fund is to provide income exempt from regular Federal income tax while preserving capital and liquidity. The National Fund pursues this objective primarily by investing in Federal tax-exempt, high quality municipal securities of all types that the Investment Manager believes provide opportunistic yields. There is no assurance that the National Fund will achieve its investment objective.

The Partnership has entered into a prime brokerage agreement with a large, U.S. based, financial institution to provide custody services on behalf of the National Fund.

Conifer Financial Services LLC (the "Administrator") formerly known as Vastardis Fund Services LLC, is the administrator for the Partnership and provides full service outsourced accounting and tax services.

Investment in the National Fund may be deemed speculative and involves significant risk factors and is suitable only for sophisticated investors who have limited need for liquidity in their investment and can accept a high degree of risk in their investment.

2. Summary of Significant Accounting Policies
Basis of Accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") using the accrual basis of accounting. The following is a summary of the National Fund's significant accounting policies.

Securities Transactions and Investment Income

Securities held by the National Fund are primarily comprised of fixed income securities. The cost basis and fair values of these securities as of June 30, 2014, are reported in the aggregate in the statement of assets, liabilities and partners' capital and are listed and categorized in the schedule of investments. The net change in the difference between the cost basis of securities and their fair values for the period presented is reported as the net change in unrealized appreciation/depreciation on investments in the statement of operations.

8

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
2. Summary of Significant Accounting Policies (continued)
Securities Transactions and Investment Income (continued)

Securities that are listed on any recognized exchange and are freely transferable shall be valued at their last sales price on the exchange that the General Partner determines is the principal exchange or, if no sales occurred on that date, at the "bid" price at the close of business on that date if held long, and if sold short, at the "ask" price at the close of business on that date. For securities that are not listed on a recognized exchange, the General Partner values the security based on quotations obtained from recognized pricing services or other sources deemed relevant, and are valued based on one or more of the "bid" or "ask" quotations, or at ascertainable prices at the close of business on such day. Market quotations are generally based on valuation pricing models or market transactions of similar securities adjusted for security-specific factors.

Interest income is recognized on an accrual basis. Premiums or discounts on fixed income securities are amortized over the period to maturity or call of the security on an effective yield basis.

The National Fund records its investment transactions on a trade date basis. Realized gains and losses from investment transactions are determined on a specific-cost identification basis and are measured as the difference between net proceeds received and the cost basis of the security at time of sale or disposition.

Cash and Cash Equivalents

The General Partner considers all highly liquid investments with original maturities of three months or less at the time of purchase as cash equivalents. At June 30, 2014, cash equivalents consisted of investments in cash management commingled funds managed by an unaffiliated manager, which are valued at fair value as reported by the manager, its administrator or custodian.

Operating Expenses

The National Fund is responsible for all expenses related to the administration, operations and activities of the Partnership that are attributable to the particular investment series, including fees and expenses incurred in connection with administration, custody, legal services, internal and external accounting, insurance, taxes, trading-related expenses and other out-of-pocket expenses. Partnership expenses not specifically attributable to a particular investment series are allocated among all series on an equitable basis, as determined by the General Partner.

Organizational Costs

Included in prepaid expenses on the statement of assets, liabilities, and partners' capital are $14,978 of organizational costs which have been capitalized and will be amortized on a straight-line basis over five years in accordance with the Agreement. Management has determined that the impact of these organizational costs on the financial statements for the period presented is immaterial.

Income Taxes

As a partnership, the Partnership and the National Fund as an investment series of the Partnership, are not subject to U.S. Federal income taxes; each partner is individually liable for income taxes, if any, on its share of the Partnership's net taxable income.

9

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)

The General Partner accounts for uncertainty in tax positions in accordance with U.S. GAAP, which requires the General Partner to determine whether a tax position of the National Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The General Partner has determined that there was no effect on the financial statements from the application of this authoritative guidance.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, and local jurisdictions, where applicable. As of June 30, 2014, the Partnership remains subject to examination by various tax jurisdictions under their respective statutes of limitations from the fiscal year 2011 forward. There are currently no examinations being conducted of the Partnership by the Internal Revenue Service ("IRS") or any other taxing authority.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Fair Value Measurements

The fair value of an asset or liability is defined as the price that would have been received to sell an asset or paid to transfer a liability to an independent buyer or independent transferee in an orderly transaction in the principal or most advantageous market in which that sale or transfer would be transacted. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The National Fund's assets and liabilities, which are measured and reported at fair value, have been categorized into the following three hierarchical levels based upon the inputs utilized in making their determinations:

Level 1 - Quoted prices in active markets for identical assets or liabilities;

Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), including inputs from markets that are not considered to be active;

Level 3 - Significant unobservable inputs (including the General Partner's own assumptions in determining the fair value of an investment).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant

10

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
3. Fair Value Measurements (continued)

judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include cash equivalents. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments classified within Level 2 are valued using unadjusted quoted prices for identical or similar securities in non-active markets, obtained from qualified independent third party providers. Non-active markets are defined as those securities for which few transactions take place, prices are not current or price quotations vary substantially over time and/or between market makers. These commonly include municipal bonds. As Level 2 investments include positions that are not traded in active markets, valuations may be adjusted to reflect illiquidity, which are generally based on available market information. The General Partner obtains month-end unadjusted quoted prices for all municipal bonds held in the National Fund from two independent third party providers. When the unadjusted quoted prices reported by the two providers for a security differ by five percent or more, the fair value measurement for that security is considered to be the average of the two prices reported.

The following table summarizes the National Fund's assets subject to classification within the above fair value hierarchy levels as of June 30, 2014.

	Level 1	Level 2	Level 3	Total
Assets:
Cash Equivalents	$969,761	$-	$-	$969,761
Municipal Bonds:
City	-	776,272	-	776,272
Community College	-	1,198,426	-	1,198,426
County	-	2,256,705	-	2,256,705
Essential Service Revenue	-	7,240,488	-	7,240,488
Health Care - Not for Profit	-	3,874,831	-	3,874,831
Higher Education - Public	-	1,067,715	-	1,067,715
Port	-	1,789,778	-	1,789,778
Prerefunded / ETM	-	956,836	-	956,836
School District	-	3,471,418	-	3,471,418
Special District	-	4,366,657	-	4,366,657
State	-	12,869,214	-	12,869,214
State Housing Fin. Agency	-	4,024,561	-	4,024,561
Transportation	-	1,734,808	-	1,734,808
Total Assets	$969,761	$45,627,709	$-	$46,597,470

11

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
3. Fair Value Measurements (continued)

Throughout the year, there were no investments valued utilizing significant unobservable inputs. As a result, there are no Level 3 measurements during the period ended June 30, 2014. There were no significant transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2014.

4. Partners' Capital

Limited partner capital contributions may be accepted at the discretion of the General Partner, generally as of the last business day of a calendar month based on the net asset value of the National Fund determined as of the close of business. The General Partner is not required to make capital contributions to the Partnership or National Fund, but may do so in its sole discretion.

The General Partner is responsible for making all determinations, in its sole and absolute discretion, of the amounts, timing, and type of all distributions. All such distributions shall be made pro rata in proportion to each partner's capital account with respect to the National Fund as of the close of business on the last business day of a calendar month. Limited partners may elect to receive a quarterly distribution of 1.125% of their capital account as of the quarters ended December 31, March 31, and June 30, effective and payable on the last business day of the month following such quarter. An annual distribution as of September 30 comprised of cumulative net investment income plus or minus net realized gains or losses, allocated to the capital account and less quarterly distributions since the date of electing to participate in the quarterly distribution program, effective and payable on the last business day of the month following such quarter. For the period January 1, 2014 through June 30, 2014, capital distributions paid were $23,565.

Withdrawals of limited partnership interests are not permitted during the six-month period immediately following a limited partner's initial capital contribution. After such period, limited partners may withdraw all or any portion of their capital account upon fifteen (15) days advance written notice to the General Partner effective as of the close of business on the next valuation date. Withdrawals by limited partners may be subject to other requirements and restrictions in accordance with the terms of the Agreement. For the period January 1, 2014 through June 30, 2014, capital withdrawals paid were $12,499,685.

5. Allocation of Net Profits and Losses

In accordance with the Agreement, net profits or net losses from the National Fund will be allocated only to the capital accounts of the partners that participate in the National Fund series of partnership interest. The allocation of net profits or net losses occurs at the end of each calendar month and is allocated to National Fund partners in proportion to their respective capital account balances as of the beginning of the calendar month.

6. Management Fee

As of the last business day of each month, the Investment Manager receives a management fee, in arrears, for investment management services provided to the National Fund (the "Management Fee"). The Management Fee is calculated for limited partners with a net capital account balance in all investment series of the Partnership as of the last business day of each calendar month as follows:

12

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
6. Management Fee (continued)

Net capital account balance	Monthly Rate	Per Annum
Less than 500,000 dollars	0.03750%	0.45%
At least 500,000 dollars but below three million dollars	0.02917%	0.35%
At least three million dollars but below ten million dollars	0.02500%	0.30%
At least ten million dollars	0.02083%	0.25%

In accordance with the Agreement, the General Partner may reduce, waive or calculate differently the Management Fee with respect to any limited partner. The General Partner has created a voluntary expense limitation policy whereby cumulative qualifying operating expenses allocated to each partner are limited to 0.13% of each partner's average capital balance over the 12 months of the expense limitation period (the "Voluntary Expense Limitation"). As a cumulative computation, the amount of fees waived for any partner could change from month to month during the expense limitation period.

On May 29, 2013, the General Partner extended the Voluntary Expense Limitation to be in effect for a fourth year for the period April 30, 2013 through and including April 30, 2014. For the period April 30, 2013 through December 31, 2013, the Investment Manager earned gross Management Fees totaling $120,888, and waived Management Fees of $36,404, resulting in net Management Fees of $84,484. For the year ended December 31, 2013, the Investment Manager earned gross Management Fees totaling $179,398, and waived Management Fees of $44,589, resulting in net Management Fees of $134,809.

On May 30, 2014, the General Partner extended the Voluntary Expense Limitation to be in effect for a fifth year for the period April 30, 2014 through and including April 30, 2015. For the period April 30, 2014 through June 30, 2014, the Investment Manager earned gross Management Fees totaling $25,744, and waived Management Fees of $6,042, resulting in net Management Fees of $19,702. For the period January 1, 2014 through June 30, 2014, the Investment Manager earned gross Management Fees totaling $76,259, and waived Management Fees of $20,649, resulting in net Management Fees of $55,610.

The General Partner provides for and bears its own operating expenses such as salaries, rent, and other expenses. Certain operating expenses for accounting, tax, legal and other services are expenses of the Partnership.

7. Administration Fees

The Administrator provides various services to the Partnership with respect to recordkeeping, accounting, financial reporting, tax, and general administration. The National Fund pays the Administrator a fee customary for services of the type rendered by the Administrator and is included in professional fees on the statement of operations.

8. Related Party Transactions

Two affiliates of the General Partner are invested in the National Fund through two limited partners' accounts with a total capital balance of $2,481,336 at June 30, 2014.

13

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
9. Indemnifications

The Partnership has provided general indemnifications to the General Partner, Investment Manager, and their respective principals, members, managers, officers, employees, agents, the Administrator and other affiliates, when they act in good faith in the best interests of the National Fund. The General Partner is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

10. Business Risks

In the normal course of its business, the National Fund enters into transactions in various municipal securities that expose it to various risks. The maximum loss is limited to the National Fund's invested capital.

Market risk is the potential loss the National Fund may incur as a result of changes in the market or fair value of a particular financial instrument. The National Fund's exposure to market risk is determined by a number of factors, including the size, composition, diversification of positions held, interest rates and market volatility. The National Fund attempts to limit its market risk through active portfolio management, which encompasses security selection, portfolio construction and risk management.

Credit risk represents the potential loss that the National Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the National Fund. Credit risk arises from investment activities in debt securities. To manage this risk, the Investment Manager seeks to diversify the National Fund's portfolio with respect to specific sectors and asset classes.

Interest rate risk is the risk that the securities in the National Fund's portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. As the National Fund seeks to maintain a relatively long average duration and maturity, the National Fund may carry more risk and price volatility than a fund that is managed to a shorter average duration and maturity.

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the National Fund. The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the National Fund. In addition, securities markets are subject to comprehensive statutes, regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the National Fund could be substantial and adverse.

The National Fund maintains a custody account with the prime broker. Although the General Partner monitors the prime broker and believes that it is an appropriate custodian, there is no guarantee that the prime broker, or any other custodian that the National Fund may use from time to time, will not become insolvent. While both the

14

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
10. Business Risks (continued)

U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of National Fund assets, the National Fund would not incur losses due to its assets being unavailable for a period of time or, ultimately result in less than full recovery of its assets, or both. Because substantially all of the National Fund's assets are custodied with a single prime broker, such losses could be significant and could materially impair the ability of the National Fund to achieve its investment objective.

11. Financial Highlights

The following are the financial highlights of the National Fund for the period January 1, 2014 through June 30, 2014.

Total return	6.45%
Ratios to average limited partners' capital:
Expenses	0.48%
Net investment income	4.14%

Total return is calculated for the period based on the change in limited partners' capital taken as a whole, adjusted for cash flows related to capital contributions, withdrawals or distributions. An individual limited partner's return may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

The ratios to average limited partners' capital are calculated for the period using the time-weighted average limited partners' capital taken as a whole. In determining the ratios to average limited partners' capital, all income and expenses have been annualized, except for waivers related to the Voluntary Expense Limitation.

The expense ratio is based on the limited partners' proportionate share of the National Fund's net expenses reported in the statement of operations. The net investment income ratio is based on the limited partners' proportionate share of the National Fund's net investment income reported in the statement of operations. An individual limited partner's ratio may vary due to different Management Fee arrangements and the timing of capital contributions, withdrawals or distributions.

As discussed in Note 6, the Investment Manager agreed to extend the Voluntary Expense Limitation to be in effect during the period presented. Qualifying expenses, which represent a portion of the total operating expenses reported in the financial statements, exceeded the cumulative Voluntary Expense Limitation for their respective periods (see Note 6) during the period presented and, accordingly, the Investment Manager waived Management Fees equal to the amount by which the qualifying expenses exceeded the related thresholds. The expenses and net investment income ratios shown above are presented net of the waived Management Fees, which were 0.04% of average limited partners' capital.

15

Gurtin National Municipal Value Fund
(An Investment Series of Gurtin Muni Alpha Funds, LP, a Delaware Limited Partnership)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2014
12. Subsequent Events

The General Partner has evaluated subsequent events through November 3, 2014, which is the date these financial statements were available to be issued, and has determined that there are no subsequent events that would require adjustment to these financial statements or, except as set forth below, additional disclosure.

The General Partner intends to execute a transaction whereby the National Fund will transfer substantially all of its portfolio securities to a newly registered mutual fund, whose investment advisor will be [affiliates of ] the General Partner and will have substantially the same investment strategy as the National Fund, in exchange for ownership interests in the newly registered mutual fund which will be exchanged, in kind, for the partnership interests held by the then current investors in the National Fund. There can be no assurances that the contemplated transaction will be consummated. No adjustments have been made to the accompanying financial statements in respect of the contemplated transaction.